As filed with the Securities and Exchange Commission on December 21, 2012

File Nos.__________

811-04471
United States
Securities and Exchange Commission
Washington, D.C.  20549

FORM N-14
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Pre-Effective Amendment No.  ____
Post-Effective Amendment No.  ____

Value Line Core Bond Fund
(formerly, Value Line Aggressive Income Trust)
(Exact Name of Registrant as Specified in Charter)

(212) 907-1900
(Area Code and Telephone Number)

7 Times Square, 21st Floor,
New York, New York 10036-6524
(Address of Principal Executive Offices: Number, Street, City, State, Zip Code)

Mitchell E. Appel
Value Line Core Bond Fund
7 Times Square, 21st Floor,
New York, New York 10036-6524
(Name and Address of Agent for Service)

Copy to:
Leonard A. Pierce, Esq.
Wilmer Cutler Pickering Hale and Dorr LLP
60 State Street
Boston, MA 02109
(617) 526-6440

Approximate Date of Proposed Public Offering:
As soon as practicable after the effective date of this Registration Statement.

Calculation of Registration Fee under the Securities Act of 1933:
No filing fee is due because of reliance on Section 24(f) of the Investment Company Act of 1940, which permits registration of an indefinite number of securities.

Title of Securities Being Registered:
Shares of capital stock of the Registrant.

It is proposed that this filing will become effective immediately on January 21, 2013 pursuant to Rule 488(a) under the Securities Act of 1933.

Value Line U.S. Government Securities Fund, Inc.

7 Times Square, 21st Floor,
New York, New York 10036-6524
(212) 907-1900

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To be held on March 7, 2013

Notice is hereby given that a special meeting of shareholders (the “Meeting”) of Value Line U.S. Government Securities Fund, Inc. (“your fund”) will be held at the offices of Wilmer Cutler Pickering Hale and Dorr LLP located at 7 World Trade Center, 250 Greenwich Street New York, NY 10007 on March 7, 2013, at 4:00 p.m. (Eastern time).

The Meeting is being called to consider and act upon the following proposal for your fund and to transact such other business as may properly come before the Meeting:

To approve an Agreement and Plan of Reorganization between your fund and Value Line Core Bond Fund (the “Acquiring Fund”) providing for: (a) the acquisition of all of the assets, and assumption of all of the liabilities, of your fund by the Acquiring Fund, in exchange for shares of the Acquiring Fund; (b) the distribution of such shares of the Acquiring Fund to the shareholders of your fund; and (c) the liquidation and dissolution of your fund.

The close of business on January 11, 2013 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and any adjournment(s) or postponement(s) thereof.  Each shareholder of your fund is entitled to one vote for each share held and a proportionate vote for each fractional share.

PLEASE EXECUTE AND RETURN THE ENCLOSED PROXY CARD PROMPTLY IN THE ENVELOPE PROVIDED WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE MEETING.  YOU MAY REVOKE YOUR PROXY AT ANY TIME BEFORE IT IS VOTED.  NO POSTAGE IS REQUIRED IF THE PROXY IS MAILED IN THE UNITED STATES.

THE BOARD (INCLUDING ALL OF THE INDEPENDENT DIRECTORS) OF YOUR FUND RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSAL.

If you have any questions regarding the proposal or need assistance in completing your proxy card or casting your vote by the live operator, the touchtone phone process or via the Internet, please call Boston Financial Data Services, Inc., a professional proxy solicitation firm that has been engaged to assist shareholders in the voting process, at 1-855-520-7715 (toll-free).  Representatives are available Monday through Friday, 8:00 a.m.- 6:00 p.m. (Eastern time), and Saturday, 10:00 a.m.- 6:00 p.m. (Eastern time).

By order of the Board of Directors of
Value Line U.S. Government Securities Fund, Inc.

Mitchell E. Appel, President and Chief Executive Officer

January 21, 2013

PROXY STATEMENT/PROSPECTUS
Dated January 21, 2013

Value Line U.S. Government Securities Fund, Inc.
Value Line Core Bond Fund
(formerly, Value Line Aggressive Income Trust)

7 Times Square, 21st Floor,
New York, New York 10036-6524
(212) 907-1900

This combined proxy statement and prospectus (the “Proxy Statement/Prospectus”) is being furnished to you because you are a shareholder of Value Line U.S. Government Securities Fund, Inc. (“your fund”).  Subject to shareholder approval, your fund will be reorganized into another mutual fund, Value Line Core Bond Fund (the “Acquiring Fund” and, together with your fund, the “funds”), as provided in an Agreement and Plan of Reorganization (the “Agreement”).  If the reorganization is approved, in exchange for your shares of your fund, you will receive shares of the Acquiring Fund equal in value to the value of your shares of your fund.

The board of directors of your fund and the board of trustees of the Acquiring Fund (each, a “Board” and together, the “Boards”) have unanimously approved the reorganization at the recommendation of the funds’ investment adviser EULAV Asset Management (the “Adviser”).  Your fund’s Board determined that the reorganization is in the best interests of your fund and that the interests of your fund’s shareholders will not be diluted as a result of the reorganization.  The Acquiring Fund’s Board similarly determined that the reorganization is in the best interests of the Acquiring Fund and that the interests of the Acquiring Fund’s shareholders will not be diluted as a result of the reorganization.  For federal income tax purposes, the reorganization will not result in income, gain or loss being recognized by your fund, the Acquiring Fund or the shareholders of your fund.  Each of the funds is classified as a registered, open-end management investment company.

This Proxy Statement/Prospectus sets forth concisely the information about the Acquiring Fund you should know before voting on the reorganization and should be retained for future reference.  It is both your fund’s proxy statement and a prospectus for the Acquiring Fund.  This Proxy Statement/Prospectus is being mailed on or about January 23, 2013 to the shareholders of record of your fund as of the close of business on January 11, 2013 (the “Record Date”).

Additional information about the Acquiring Fund and your fund is set forth in the Statement of Additional Information relating to and dated the date of this Proxy Statement/Prospectus, which is incorporated herein by reference and is legally a part of this Proxy Statement/Prospectus.  Information is also available (a) in the Acquiring Fund’s prospectus dated December 10, 2012, as supplemented from time to time, as well as in the Acquiring Fund’s statement of additional information as supplemented from time to time relating to, and dated the date of, that prospectus, which is incorporated therein by reference, (b) in your fund’s prospectus dated January 2, 2013, as supplemented from time to time, which is incorporated herein by reference, as well as in your fund’s statement of additional information as supplemented from time to time relating to, and dated the date of, that prospectus, which is incorporated therein by reference, (c) in the Acquiring Fund’s Annual Report for the fiscal year ended January 31, 2012 and Semi-Annual Report for the period ended July 31, 2012, as amended December 14, 2012 and (d) in your fund’s Annual Report for the fiscal year ended August 31, 2012.

All these documents have been filed with the Securities and Exchange Commission (“SEC”).  Copies of these documents and other information about the funds may be obtained without charge upon oral or written request to the funds by writing to 7 Times Square, 21st Floor New York, NY 10036-6524, by e-mail to info@vlfunds.com, or by calling 800-243-2729 (toll-free).

AS WITH ALL MUTUAL FUNDS, THE SEC HAS NOT APPROVED OR DISAPPROVED THE SECURITIES SUBJECT TO THIS PROXY STATEMENT/PROSPECTUS OR DETERMINED WHETHER THE INFORMATION IN THIS PROXY STATEMENT/PROSPECTUS IS ACCURATE OR COMPLETE.  ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIME.

- ii -

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS/PROXY STATEMENT AND IN THE MATERIALS EXPRESSLY INCORPORATED HEREIN BY REFERENCE AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS.

- iii -

SUMMARY

This Proxy Statement/Prospectus is being furnished to shareholders of your fund in connection with the solicitation of proxies by your fund’s Board for the special meeting of shareholders (“Meeting”) to be held at the offices of Wilmer Cutler Pickering Hale and Dorr LLP located at 7 World Trade Center, 250 Greenwich Street, New York, NY 10007 on March 7, 2013, at 4:00 p.m. (Eastern time).

Proposal

The Meeting is being called to consider and act upon the following proposal (the “Proposal”) for your fund and to transact such other business as may properly come before the Meeting:

To approve an Agreement and Plan of Reorganization between your fund and the Acquiring Fund providing for: (a) the acquisition of all of the assets, and assumption of all of the liabilities, of your fund by the Acquiring Fund, in exchange for shares of the Acquiring Fund; (b) the distribution of such shares of the Acquiring Fund to the shareholders of your fund; and (c) the liquidation and dissolution of your fund.

Only shareholders of record as of the close of business on the Record Date will be entitled to notice of, and to vote at, the Meeting or any adjournment thereof.  Shareholders are entitled to one vote for each full share, and a proportionate share of a vote for each fractional share, held on the Record Date.  The number of shares of your fund issued and outstanding at the close of business on the Record Date was [____].

A vote in favor of the Proposal is a vote to become a shareholder of the Acquiring Fund and to liquidate and dissolve your fund.  The votes of the Acquiring Fund’s shareholders are not being solicited with respect to the Proposal because their approval or consent is not necessary for the reorganization.  If shareholders of your fund do not approve the Proposal, or if the reorganization is not completed for any other reason, your Board will reconsider other alternatives for your fund, including its liquidation.

This Proxy Statement/Prospectus and the enclosed proxy card initially are being mailed to shareholders on or about January 23, 2013.

Shares represented by properly given proxies and received by your fund prior to the Meeting, unless revoked before or at the Meeting, will be voted according to each shareholder’s instructions.

Key Features of the Agreement and Plan of Reorganization

The Boards have approved the Agreement which provides for the reorganization of your fund into the Acquiring Fund, and your fund’s Board recommends that you approve the Agreement by voting in favor of the Proposal.  Each Board concluded for its respective fund that the reorganization is in the best interests of that fund and that the interests of that fund’s shareholders will not be diluted as a result of the reorganization.

If the Proposal is approved by the shareholders of your fund, the Agreement provides for the acquisition of all of the assets, and assumption of all of the liabilities, of your fund by the Acquiring Fund, in exchange for shares of the Acquiring Fund.  You will receive shares of the Acquiring Fund equal in value to the value of your shares of your fund on the closing date of the reorganization.  The Acquiring Fund consists of a single class of shares.  Following the closing of the reorganization, your fund will then be dissolved.  The funds will pay for all of the expenses of the reorganization and allocate the costs between them on the basis of relative asset size. Currently, there are no plans to sell existing portfolio holdings of your fund to reposition your fund’s portfolio to resemble that of the Acquiring Fund prior to the reorganization, nor are there any plans to sell portfolio holdings that were acquired by the Acquiring Fund in the reorganization after the closing. As portfolio holdings acquired by the Acquiring Fund in the reorganization mature, the proceeds will be reinvested in accordance with the Acquiring Fund’s investment objective, policies and restrictions, as determined by the Adviser.

The implementation of the reorganization is subject to a number of conditions set forth in the Agreement besides shareholder approval of the Proposal.  One of the non-waivable conditions is that your fund receives an opinion of counsel to the effect that the reorganization will not result in income, gain or loss being recognized by your fund, the Acquiring Fund or the shareholders of your fund for federal income tax purposes as described further below.  This description of the reorganization is qualified by reference to the full text of the form of the Agreement, which is attached as Exhibit A.

Comparison of Your Fund to the Acquiring Fund

The following is a summary of more complete information appearing later in this Proxy Statement/Prospectus or incorporated herein by reference.  You should read carefully this entire Proxy Statement/Prospectus, including the form of the Agreement attached as Exhibit A.  If a row extends across the entire table, the policy disclosed applies to both funds.  Please see “Comparison of Principal Risks of Investing in the Funds” after the table below for a comparison of the risks of investing in the funds.

	Value Line U.S. Government Securities Fund. Inc. (Your fund)	Value Line Core Bond Fund (Acquiring Fund)
Business
Both funds are registered, diversified, open-end management investment companies.  However, your fund is incorporated in Maryland, whereas the Acquiring Fund is organized as a Massachusetts Business Trust.

Net assets, as of November 30, 2012	$78,621,703	$31,175,028

Value Line U.S. Government Securities Fund. Inc. (Your fund)	Value Line Core Bond Fund (Acquiring Fund)

INVESTMENT INFORMATION
Investment adviser and portfolio managers
EULAV Asset Management serves as investment adviser to both your fund and the Acquiring Fund.  The Adviser also manages nine other mutual funds that, together with your fund and the Acquiring Fund, comprise the Value Line family of mutual funds with combined assets of approximately $2.1 billion as of September 30, 2012.  The Adviser manages the investment of each fund’s assets and provides each fund with investment guidance and policy direction in connection with daily portfolio management, subject to the supervision of that fund’s Board.  For its services to the funds, the Adviser receives an advisory fee.

The Adviser is entitled to receive a management fee from your fund at an annual rate of 0.50% of the Fund’s average daily net assets.
Effective February 1, 2013, the Adviser is entitled to receive a management fee from the Acquiring Fund at an annual rate of 0.50% of the Fund’s average daily net assets.

The Adviser has contractually agreed to waive a portion of the management fee for the Acquiring Fund so that its rate is 0.40% with respect to the first $100 million of the Acquiring Fund’s average daily net assets through June 30, 2014.  There is no assurance that the Adviser will extend the contractual fee waiver beyond such date.

Jeffrey Geffen is primarily responsible for the day-to day management of your fund. He has been a portfolio manager of your fund since 2001.
Liane Rosenberg and Jeffrey Geffen are primarily responsible for the day-to-day management of the Acquiring Fund. Ms. Rosenberg has been a portfolio manager with the Adviser since 2009 and has been one of the Acquiring Fund’s portfolio manager since December 2012.  Mr. Geffen has been a portfolio manager with the Adviser since 2001 and has been one of the Acquiring Fund’s portfolio managers since December 2010.

Investment objective	The investment objectives of the funds are fundamental policies that cannot be changed without the approval of the applicable fund’s shareholders.
	Your fund’s primary investment objective is to seek maximum income without undue risk to principal. Capital preservation and possible capital appreciation are secondary objectives.	The Acquiring Fund’s primary objective is to maximize current income. Capital appreciation is a secondary objective but only when consistent with the Fund’s primary objective.

Primary investment strategies
The primary investment strategies of your fund and the Acquiring Fund differ as set forth below.  Unless otherwise noted, each fund’s policies set forth in this “Primary investments strategies” section can be changed by its Board without shareholder approval.

Under normal conditions, at least 80% of your fund’s net assets are invested in U.S. government securities. This policy can only be changed with shareholder approval.
Under normal conditions, at least 80% of the Acquiring Fund’s assets are invested in bonds and other debt instruments. This policy can be changed without shareholder approval but shareholders will be given at least 60 days’ notice prior to such change. The Acquiring Fund implemented this strategy in December 2012.

Value Line U.S. Government Securities Fund. Inc. (Your fund)	Value Line Core Bond Fund (Acquiring Fund)
	Your fund invests primarily in U.S. government securities.	The Acquiring Fund invests principally in U.S. corporate debt obligations as well as U.S. government securities.
	Your fund does not have a policy addressing investment in below investment grade securities or foreign securities.	The Acquiring Fund may invest up to 20% of the Fund’s assets in below investment grade securities. The Acquiring Fund also has a policy of investing in foreign securities.
Your fund’s portfolio has a weighted average effective maturity of between 5 and 10 years.
The Acquiring Fund does not have a specified weighted average maturity range. The Acquiring Fund estimates that the weighted average maturity of its portfolio will range between three to fifteen years.

Both funds may, from time to time, assume a temporary defensive position in response to adverse market, economic, political or other conditions.  This could prevent the fund from achieving its investment objective.

Both funds may engage, and your fund has engaged, in active and frequent trading of portfolio securities.  This could result in capital gains distributions that increase your tax liability and/or higher brokerage commissions and expenses that negatively impact fund performance.

Fundamental investment policies
Both funds share most “fundamental” policies concerning investment restrictions.  Fundamental policies are policies that can only be changed with shareholder approval.  The substantive difference is that your fund is prohibited from entering into interest rate futures contracts entirely, whereas the Acquiring Fund may enter into such contracts to a limited extent.

Benchmarks
Your fund uses both Barclays Capital Intermediate U.S. Government Bond Index and the Barclays Capital 50% U.S. Government Bond Index/50% Mortgage Backed Securities Index, as benchmarks against which to compare investment performance.

The Acquiring Fund uses the Barclays Capital U.S. Aggregate Bond Index as its benchmark against which to compare investment performance.  Prior to the Acquiring Fund’s change in investment strategy on December 10, 2012, the Acquiring Fund compared its performance to a different benchmark, the Barclays Capital U.S. Corporate High-Yield Bond Index.

SHARES
Sales charges and Rule 12b-1 fees
The sales charge and Rule 12b-1 plans are the same for each fund.
●     Shares of each fund are purchased and sold without paying a sales charge.

●     Distribution plans adopted by each fund under Rule 12b-1 of the Investment Company Act of 1940 (“1940 Act”) allow the fund to pay for the distribution of shares and services provided to shareholders at the annual fee rate of 0.25% of the fund’s average daily net assets.

●     Both funds have engaged EULAV Securities LLC as principal underwriter (the “Distributor”).

Value Line U.S. Government Securities Fund. Inc. (Your fund)	Value Line Core Bond Fund (Acquiring Fund)
The Distributor has contractually agreed to waive all of your fund’s 12b-1 fee through December 31, 2014. There is no assurance the waiver would be extended beyond that date.
Effective February 1, 2013, the Distributor has contractually agreed to waive a portion of the Acquiring Fund’s rule 12b-1 fee equal to 0.05% of the Acquiring Fund’s average daily net assets through June 30, 2014.  There is no assurance the waiver would be extended beyond that date.

Buying shares
The procedures for buying shares of the Acquiring Fund are identical to those of your fund.  You may buy shares:
●     by calling the funds’ transfer agent at 800-243-2729 to receive an account number and place the order by wire or by telephone (additional purchases only)

●     by mailing an account application and check payable to BFDS, Agent to Value Line Funds, c/o Boston Financial Data Services, Inc. P.O. Box 219729, Kansas City, MO 64121-9729

●     through an account with a broker-dealer (who may charge a fee)

You can purchase shares at their net asset value, next determined after receipt of the purchase order in proper form.

Minimum account size and initial and additional investments
The minimum initial investment to open an account and purchase shares of both your fund and the Acquiring Fund is $1,000.  Both funds reserve the right to redeem your investment if your account falls below $500 as a result of redemption and is not increased within the required time as notified to you in writing.  The minimum size for each additional investment of both funds is $250.

Redeeming shares
The procedures for redeeming shares of the Acquiring Fund are identical to those of your fund.  You may redeem shares:
●     through your broker-dealer, financial advisor or financial intermediary (who may charge a fee)

●     by telephone or by mail, by writing to: Value Line Funds, c/o Boston Financial Data Services, Inc., P.O. Box 219729, Kansas City, MO 64121-9729

You may redeem shares at their net asset value next determined after receipt of the order in proper form.

Exchanging shares
The procedures for, and limitations on, the exchange of shares by an investor in the Acquiring Fund for shares of another Value Line mutual fund are identical to those adopted by your fund.  You may execute an exchange by calling the funds’ transfer agent at 800-243-2729.

Value Line U.S. Government Securities Fund. Inc. (Your fund)	Value Line Core Bond Fund (Acquiring Fund)

Net asset value
The procedure for calculating net asset value is identical for both funds.  Each fund calculates the net asset value of its shares by adding the value of all the securities and assets in the fund’s portfolio, deducting all liabilities, and dividing the resulting number by the number of its shares outstanding.  Each fund generally calculates a net asset value for its shares as of the close of regular trading on the New York Stock Exchange (generally, 4:00 p.m. Eastern time) every day the exchange is open for business.

Dividends, distributions and taxes
Your Fund distributes accrued dividends to you quarterly.  Capital gains, if any, are distributed annually.  Dividends and any capital gains are automatically reinvested, unless you indicate otherwise in your application to purchase shares.

The Acquiring Fund declares dividends from its net investment income daily, and distributes the accrued dividends to you each month.  Capital gains, if any, are distributed annually.  Dividends and any capital gains are automatically reinvested, unless you indicate otherwise in your application to purchase shares.

TAX
Federal income tax consequences
For federal income tax purposes, the reorganization will not result in income, gain or loss being recognized by your fund, the Acquiring Fund, or the shareholders of your fund.  For further information see “Material Federal Income Tax Consequences of the Reorganization” below.

Comparison of Principal Risks of Investing in the Funds

Because the funds have similar investment objectives, strategies and policies, the funds are generally subject to the same types of principal risks.  However, to the extent there are differences between the funds, the risks associated with an investment in the Acquiring Fund will be different from, and may be greater or less than, an investment in your fund.

The principal risks that the funds share are:

●	Interest Rate Risk is the risk of a decline in the value of debt securities that usually accompanies a rise in interest rates.

●	Income Risk refers to the possibility that a fund’s income may decline because of falling interest rates and other market conditions.

●
Credit Risk refers to the possibility that the issuer will fail to pay the principal or interest when due or that an issuer could have the credit rating of its debt securities downgraded, which may adversely affect the market value of its securities.

●
Government Securities Risk refers to the possibility that the fund may lose money if securities backed only by the credit of a U.S. government agency or sponsored enterprise, and not by the full faith and credit of the U.S. government, are permitted to default in the absence of similar financial support to that provided by the U.S. government in 2008.

●
Inflation Risk refers to the possibility that debt securities (excluding inflation-indexed securities) will experience greater long-term erosion in purchasing power than most types of equity securities, and that such erosion may exceed any return received by the fund with respect to a debt security.

●
Market Risk is the possibility that the securities in a certain market will decline in value because of factors such as changes in interest rates, declines in consumer confidence or poor earnings reports.  Market risk may affect a single issuer, an industry, a sector of the economy or the market as a whole.

●	Management Risk refers to the dependence of an actively managed fund’s investment returns on its adviser’s ability to manage its portfolio successfully.

●
Portfolio Turnover Risk is the risk that higher rates of portfolio turnover will result in higher brokerage commissions and negatively affect the fund’s performance.  Higher rates of portfolio turnover may also cause capital gains distributions that could increase a shareholder’s tax liability.

The Acquiring Fund is subject to greater Credit Risk and Market Risk than your fund because the Acquiring Fund invests to a greater extent in corporate debt obligations, which generally exhibit greater credit risk and greater market risk than the U.S. government securities in which your fund invests.  The Acquiring Fund is also subject to greater Credit Risk and Market Risk because capital preservation is not a secondary investment objective of the Acquiring Fund, whereas it is for your fund.

Your fund is subject to greater Government Securities Risk than the Acquiring Fund because your fund invests a larger percentage of its portfolio in U.S. government securities than the Acquiring Fund.

Your fund is subject to somewhat greater Portfolio Turnover Risk than the Acquiring Fund, because your fund’s portfolio turnover rate has been slightly higher than that of the Acquiring Fund in four of the past five fiscal years.  Your fund’s portfolio turnover rate exceeded 100% in its most recently completed fiscal year, whereas the Acquiring Fund’s portfolio turnover rate for its most recently completed fiscal year was 50%.

In addition to the shared risks described above, the Acquiring Fund faces Foreign Investments Risk which your fund does not.  Investing in foreign securities exposes the fund to risks such as unfavorable trading, less government supervision, and less publicly available information. This risk is often magnified in emerging markets (as compared to developed foreign markets).  The Acquiring Fund also faces more Lower-rated Securities Risk than your fund. Lower-rated securities (commonly called “high yield” or “junk” bonds) tend to have speculative characteristics and are subject to greater market fluctuations.  Investing in lower-rated securities also involves greater credit risk and liquidity risk than investing in higher-rated securities.

Neither your fund, nor the Acquiring Fund, can eliminate risk or assure achievement of its investment objectives and you may lose money by investing in either fund.

Fees and Expenses

The table below shows the fees and expenses that you would pay if you were to buy and hold shares of each fund.  There are no shareholder fees (fees paid directly from your investment) when you buy and sell shares of the funds.  The expenses appearing in the table below for your fund and the Acquiring Fund are based on such fund’s expenses for its fiscal year ended August 31, 2012 and January 31, 2012, respectively(1).  Future expenses may be greater or less.  The table also shows the estimated (“pro forma”) expenses of the combined fund assuming the reorganization occurred on August 31, 2011.  The pro forma expense levels shown should not be considered an actual representation of future expenses or performance.  Such pro forma expense levels project anticipated expenses but actual expenses may be greater or less than those shown.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Value Line U.S. Government Securities Fund, Inc. (Your Fund)		Value Line Core Bond Fund (Acquiring Fund)		Acquiring Fund (Combined) Pro Forma
Management Fee	0.50%		0.50	%(1)(2)	0.50	%(1)(2)
Distribution and Service (12b-1) Fees	0.25	%(3)	0.25	%(2)	0.25	%(2)
Other Expenses	0.37%		0.55%		0.27%
Total Annual Fund Operating Expenses	1.12%		1.30	%(1)	1.02	%(1)
Less Management Fee Waiver(2), (3)	0%		-0.10%		-0.10%
Less 12b-1 Fee Waiver(2), (3)	-0.25%		-0.05%		-0.05%
Net Total Annual Fund Operating Expenses After Fee Waiver	0.87%		1.15	%(1)	0.87	%(1)

(1)           The expense information in the table for the Acquiring Fund has been restated to reflect a permanent reduction in the Acquiring Fund’s management fee rate, effective February 1, 2013, from 0.75% to 0.50% of its average daily net assets.  The expense information in the table for the Acquiring Fund has also been restated to reflect a change in the Acquiring Fund’s contractual management fee waiver and contractual 12b-1 fee waiver, both effective February 1, 2013 through June 30, 2014.  Absent such restatement, the expense information in the table would be higher for the Acquiring Fund and the pro forma combined fund.

(2)           Effective February 1, 2013, the Adviser has contractually agreed to waive a portion of the Acquiring Fund’s management fee so that the management fee rate equals 0.40% with respect to the first $100 million of the Acquiring Fund’s average daily net assets.  Also effective February 1, 2013, the Distributor has contractually agreed to waive a portion of the Acquiring Fund’s 12b-1 fees equal to 0.05% of the Acquiring Fund’s average daily net assets.  These waivers can be terminated before June 30, 2014 only with the approval of the Acquiring Fund’s Board.

(3)           The Distributor has contractually agreed to waive all of your fund’s 12b-1fee through December 31, 2014. The waiver cannot be terminated before December 31, 2014 without the approval of your fund’s Board of Directors.

Example:

The following example is intended to help you compare the cost of investing in each fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in each fund for the time periods indicated whether or not you redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that each fund’s operating expenses remain the same, except in year one.  Neither your fund nor the Acquiring Fund charges a sales load or other fee upon redemption, and no such load or fee would be imposed in connection with the reorganization.  Although your costs may be higher or lower, based on these assumptions your costs for each fund would be:

Number of Years
	Value Line U.S. Government Securities Fund, Inc. (Your Fund) for the period ended August 31, 2012	Value Line Core Bond Fund (Acquiring Fund) for the period ended January 31, 2012	Acquiring Fund (Combined) Pro Forma for the period ended August 31, 2012
1 Year	$89	$117	$89
3 Years	$331	$397	$310
5 Years	$593	$699	$549
10 Years	$1,341	$1,555	$1,234

Portfolio Turnover:

Both funds pay transaction costs, such as commissions, when they buy and sell securities (or “turn over” the portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect each fund’s performance. During its fiscal year ended January 31, 2012, the Acquiring Fund’s portfolio turnover rate was 50% of the average value of its portfolio. Your fund’s portfolio turnover rate for its fiscal year ended August 31, 2012 was 103% of the average value of its portfolio.

INVESTMENT PERFORMANCE

Differences in the investment objectives, strategies and policies of the funds result in differences in their risk/return profiles and associated investment performance.  Set forth below is performance information for your fund and the Acquiring Fund that provides some indication of the risks of investing in each fund.  The bar charts show how returns for each fund’s shares have varied over the past ten calendar years.  The tables show the average annual total returns (before and after taxes) of each fund’s shares for one-year, five-year and ten-year periods ended December 31, 2012 as compared to a broader measure of market performance.  Your fund’s returns are compared to the performance of the Barclays Capital Intermediate U.S. Government Bond Index, which is a broad based market index, and the Barclays Capital 50% U.S. Government Bond Index/50% Mortgage Backed Securities Index, which is a more narrow index that better reflects your fund’s investments. The Acquiring Fund’s returns are compared to the performance of two broad-based market indices: the Barclays Capital U.S. Aggregate Bond Index and the Barclays Capital U.S. Corporate High-Yield Bond Index.  The Barclays Capital U.S. Aggregate Bond Index replaced the Barclays Capital U.S. Corporate High-Yield Bond Index as the Fund’s primary benchmark as of December 10, 2012 to reflect certain changes to the Fund’s investment strategy.  The Acquiring Fund’s performance for periods prior to December 10, 2012 was achieved under a different strategy and may be higher than that achieved under its current investment strategy.

All returns reflect reinvested dividends.  Neither fund’s past performance (before and after taxes) is necessarily an indication of how it will perform in the future. Both your fund and the Acquiring Fund benefited from fee waiver agreements during various periods.  In the absence of such waivers, the funds’ performance would have been lower.  Updated performance information is available at: www.vlfunds.com.

Value Line U.S. Government Securities Fund, Inc. (Your Fund) Total returns (before taxes) as of 12/31 each year (%)

[CHART] Best Quarter: [Q4 2008] [+5.61%] Worst Quarter: [Q2 2004] [–2.56%]
Value Line Core Bond Fund (Acquiring Fund)
Total returns (before taxes) as of 12/31 each year (%)

[CHART]

Best Quarter: [Q2 2009] [+11.97%]
Worst Quarter: [Q4 2008] [-16.73%]

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Average Annual Total Returns for Periods Ended December 31, 2012

	1 years		3 years		5 years		10 years
Value Line U.S. Government Securities Fund (Your Fund)
Return before taxes	[	]%	[	]%	[	]%	[	]%
Return after taxes on distributions	[	]%	[	]%	[	]%	[	]%
Return after taxes on distributions and sale of fund shares	[	]%	[	]%	[	]%	[	]%
Barclays Capital Intermediate U.S. Government Bond Index*	[	]%	[	]%	[	]%	[	]%
Barclays Capital 50% Gov/50% MBS Government Bond Index*	[	]%	[	]%	[	]%	[	]%

	1 year		3 years		5 years		10 years
Value Line Cord Bond Fund (Acquiring Fund)
Return before taxes	[	]%	[	]%	[	]%	[	]%
Return after taxes on distributions	[	]%	[	]%	[	]%	[	]%
Return after taxes on distributions and sale of fund shares	[	]%	[	]%	[	]%	[	]%
Barclays Capital U.S. Aggregate Bond Index*	[	]%	[	]%	[	]%	[	]%
Barclays Capital U.S. Corporate High-Yield Bond Index*†	[	]%	[	]%	[	]%	[	]%

   * Reflects no deduction for fees, expenses or taxes.

† The Barclays Capital U.S. Aggregate Bond Index replaced the Barclays Capital U.S. Corporate High-Yield Bond Index as the Fund’s primary benchmark as of December 10, 2012 to reflect certain changes to the Fund’s investment strategy.

THE REORGANIZATION

Agreement and Plan of Reorganization

Your fund’s Board approved, and recommends that you approve, the Agreement regarding the reorganization, a copy of which is attached to this Proxy Statement/Prospectus as Exhibit A.  The description of the Agreement contained herein is qualified in its entirety by the attached copy.

The Agreement provides for the reorganization on the following terms:

●
The reorganization is scheduled to occur at the close of business on March 8, 2013, but may occur at a later date as the Boards determine.  Your fund will transfer all of its assets to the Acquiring Fund, and the Acquiring Fund will assume all of your fund’s liabilities.  This will result in the addition of your fund’s assets to the Acquiring Fund’s portfolio.  The net asset value of both funds will be computed as of the close of regular trading on the New York Stock Exchange on the reorganization date.

●
The Acquiring Fund will issue shares to your fund with a value equal to the net assets attributable to your fund’s shares.  As part of the liquidation of your fund, these shares will immediately be distributed to shareholders of record of your fund on the reorganization date so that you will receive shares of the Acquiring Fund with a value equal to the value of your shares of your fund on that date.  As a result, shareholders of your fund will become shareholders of the Acquiring Fund.

●	After the shares are issued, your fund will be liquidated, deregistered as an investment company with the SEC by filing Form N-8F, and dissolved.

Reasons for the Reorganization

At an in-person meeting held on December 13, 2012, your fund’s Board unanimously approved, and recommended that you approve, the Agreement.  Your fund’s Board also determined that the reorganization would be in the best interests of your fund and that the interests of shareholders of your fund would not be diluted as a result of the reorganization.

Your fund’s Board believes the reorganization would be advantageous to the shareholders of your fund for several reasons.  The Board considered the following matters, among others, in approving and recommending that you approve the reorganization:

●
Similar investment objectives.  Both funds have a similar investment objective as described in this Proxy Statement/Prospectus and share nearly all fundamental investment policies (i.e., policies that cannot be changed without shareholder approval).  The Board recognized that an investment in the Acquiring Fund provides exposure to corporate debt securities, lower-rated securities, and foreign securities in addition to U.S. government securities (in which both funds invest).  Such exposure may provide the opportunity to maximize current income, which is a primary investment objective of both funds.  The Board concluded that providing shareholders with the option of continuing their interest in the Acquiring Fund in a tax free reorganization was more advantageous to shareholders than liquidating your fund, which would be a taxable event.  The Board noted that the reorganization would not be effected unless approved by a majority of your fund’s shareholders.  Finally, any shareholder of your fund that desires to invest in a U.S. government securities fund without exposure to corporate debt securities, lower rated securities and foreign securities can redeem shares owned in your fund at any time and so invest.

●
Consistency of investment management.  The funds are managed by the same investment adviser and portfolio manager, so shareholders would receive the benefit of continuity of management.  Shareholders of your fund would also experience the addition of a co-portfolio manager, Liane Rosenberg, who co-manages the Acquiring Fund alongside your fund’s current portfolio manager, Jeffery Geffen.

●
Larger and more diverse investment universe.  Given your fund’s focus on U.S. government securities, your fund’s shareholders may benefit from the more diverse portfolio of investment securities that is available to the Acquiring Fund under its broader investment strategy.

●
Performance.  The Acquiring Fund outperformed your fund in the one-year, three-year, five-year, and ten-year periods ended December 31, 2012.  The Board viewed the comparative performance favorably but did not place substantial weight on this factor because the Acquiring Fund’s performance for periods prior to December 10, 2012 was achieved under a different strategy.  The Acquiring Fund would have performed differently, and its performance may have been lower, using its current strategy.  Accordingly, the Board examined the performance of the comparative index used for the new strategy of the Acquiring Fund.  The Board compared the performance of that index to both the actual performance of your fund and your fund’s comparative index.  The new comparative index of the Acquiring Fund, the Barclays Aggregate Bond Index, has outperformed both your fund and your fund’s comparative index for the one-year, three-year, five-year, and ten-year periods ended November 30, 2012.  Of course, past performance is not predictive of future results.  Also, a comparison of the Acquiring Fund’s comparative index against your fund’s actual performance may be of limited benefit because you may not invest in an index and you would pay management fees, which would lower the performance of any index.

●
No increase in Management Fee rate.  The reorganization will not result in an increase in the rate at which shareholders of either fund pay management fees.  To the contrary, as a result of a contractual fee waiver, the management fee rate for both funds will be lower than the funds’ current management fee rates.  This waiver lowers the management fee rate from 0.50% to 0.40% on the first $100 million of the Acquiring Fund’s average daily net assets effective February 1, 2013 and cannot be terminated before June 30, 2014 unless approved by the Acquiring Fund’s Board.  Both Boards’ viewed favorably the permanent reduction of the Acquiring Fund’s management fee rate to 0.50% on average daily net assets, which reduction benefits all shareholders of the combined fund.

●
No increase in Expense Ratio.  The reorganization will not result in an increase in your fund’s expense ratio.  To the contrary, the pro forma expense ratio of the combined fund (1.02%) will be lower than the current expense ratios of both your fund and the Acquiring Fund (1.12% and 1.30%, respectively).  This benefit to shareholders results from the permanent reduction in the Acquiring Fund’s management fee rate effective February 1, 2013 and economies of scale attributable to the larger combined fund which allows for fixed costs to be spread over the larger asset base.

Furthermore, after giving effect to contractual fee waivers, the pro forma net expense ratio of the combined fund (0.87%) will be lower than the current net expense ratio of the Acquiring Fund (1.15%) and equal to that of your fund (0.87%).  Although the combined fund’s pro forma net expense ratio and your fund’s net expense ratio are the same (0.87%), the combined fund will be able to pay a Rule 12b-1 fee at the rate of 0.20%.  While your fund may also pay a Rule 12b-1 fee, it is currently waived in its entirety through December 31, 2014 and, if it were not so waived, your fund’s net total expense ratio would be higher than the combined fund’s pro forma net expense ratio.  The Board viewed the ability of the combined fund to pay a Rule 12b-1 fee favorably because such fees are used to seek to increase the combined fund’s net assets, potentially allowing for further economies of scale to be realized over time.

●
No change in service providers.  There would be no change in your fund’s investment adviser, principal underwriter or other service providers, such as the custodian, transfer agent, administrator, auditors and counsel.

●
No change in shareholder services.  The shareholder services and privileges available to the Acquiring Fund are the same as those available to your fund.  In addition, the Acquiring Fund, like your fund, does not charge sales fees or commissions on purchases and sales of fund shares.

●
No dilution.  The funds use the same methodology for valuing their assets and each shareholder of your fund will receive shares of the Acquiring Fund with an aggregate net asset value identical to that of the shares of your fund held immediately prior to the reorganization.  As a result, the existing interests of the shareholders would not be diluted as a result of the reorganization.

●
Tax free reorganization.  For federal income tax purposes, the reorganization will not result in income, gain, or loss being recognized by your fund, the Acquiring Fund or the shareholders of your fund (as further discussed below in “Material Federal Income Tax Consequences of the Reorganization”).

Your fund’s Board also considered that all of the expenses of the funds in connection with the reorganization, including expenses associated with the preparation, printing and mailing of any shareholder communications, including this Proxy Statement/Prospectus, and any filings with the SEC and other governmental agencies in connection with the reorganization, will be paid by the funds.  They noted that these expenses will be allocated between the funds based on their relative asset size.  It is expected that the reorganization will not result in any other additional expenses being incurred by the shareholders of the Acquired Fund either directly (as a result of effectuating the reorganization) or indirectly over time.

The Boards considered that the Adviser advised the Board that it does not anticipate that the reorganization will result in any decline in the level of investment advisory services from that historically provided to the funds. The Boards also considered that the Adviser periodically examines its resources and informed the Boards that it may expand portfolio management resources to be assigned to the Acquiring Fund following the reorganization.

The Boards recognized that the same individuals serve as the Board members and officers of both funds.  As a result, there will be no change in the governance of the funds, including without limitation the composition of the Boards, as a result of the reorganization.  In addition, there will be no change in the compliance program of your fund or the Acquiring Fund, including without limitation the person serving as the chief compliance officer, as a result of the reorganization.

The Boards of both funds considered that the Adviser and Distributor would benefit from the reorganization.  For example, the Adviser might in the future achieve cost savings from managing one larger fund compared to managing more than one fund with similar investment strategies, which could increase the Adviser’s profitability.  However, given the permanent reduction in the Acquiring Fund’s management fee rate to 0.50% and the further contractual waiver of the Acquiring Fund’s management fee rate to 0.40% and the other matters described above, the Adviser is not expected to achieve any economic benefit from the reorganization and its profitability is not expected to increase.

In addition, the Board considered possible alternatives to the reorganization, including maintaining the status quo, liquidating your fund, or merging your fund into a fund other than the Acquiring Fund.  The Board, however, determined that the opportunity presented by the reorganization and the factors in favor of the reorganization set forth above made the reorganization more compelling than these alternatives.  For these reasons and other factors considered by the Board, the Board determined that the reorganization is in the best interests of your fund and its shareholders.

Material Federal Income Tax Consequences of the Reorganization

The following is a summary of the material anticipated federal income tax consequences of the reorganization.  The discussion is based upon the Internal Revenue Code of 1986, as amended (the “Code”), Treasury regulations, court decisions, published positions of the Internal Revenue Service (“IRS”), and other applicable authorities, all as in effect on the date of this Proxy Statement/Prospectus and all of which are subject to change and differing interpretations (possibly with retroactive effect).  This summary is limited to U.S. persons who hold shares of your fund as capital assets for federal income tax purposes (generally, assets held for investment).  This summary does not address all of the federal income tax consequences that may be relevant to a particular person or to persons that may be subject to special treatment under federal income tax laws, including but not limited to, shareholders who are not citizens or residents of the United States, insurance companies, tax-exempt organizations, financial institutions, dealers in securities or foreign currencies, or persons who hold their shares as part of a straddles or conversion transaction.  You should consult your tax adviser as to the federal income tax consequences to you of the reorganization, as well as the effects of state, local, and foreign tax laws.

The reorganization is intended to result in no income, gain or loss being recognized for federal income tax purposes by the Acquiring Fund, your fund or the shareholders of your fund.  Consummation of the reorganization is subject to the unwaivable condition that your fund and the Acquiring Fund receive an opinion from Wilmer Cutler Pickering Hale and Dorr LLP, counsel to Independent Directors of your fund and the Independent Trustees of the Acquiring Fund, substantially to the effect that the reorganization will qualify as a reorganization within the meaning of Section 368(a) of the Code.  As long as the reorganization does so qualify:

●           No gain or loss will be recognized by your fund upon (1) the transfer of all of its assets to the Acquiring Fund as described in this Proxy Statement/Prospectus or (2) the distribution by your fund of Acquiring Fund shares to your fund’s shareholders;

●           No gain or loss will be recognized by the Acquiring Fund upon the receipt of your fund’s assets solely in exchange for the issuance of Acquiring Fund shares to your fund and the assumption of your fund’s liabilities by the Acquiring Fund;

●           The basis of the assets of your fund acquired by the Acquiring Fund will be the same as the basis of those assets in the hands of your fund immediately before the transfer;

●           The tax holding period of the assets of your fund in the hands of the Acquiring Fund will include your fund’s tax holding period for those assets;

●           You will not recognize gain or loss upon the exchange of shares of your fund solely for Acquiring Fund shares as part of the reorganization;

●           The basis of the Acquiring Fund shares received by you in the reorganization will be the same as the basis of the shares in your fund surrendered in exchange; and

●           The tax holding period of the Acquiring Fund shares that you receive will include the tax holding period of your fund shares surrendered in the exchange, provided that you held the shares in your fund as capital assets on the date of the exchange.

In rendering such opinion, counsel shall rely upon, among other things, reasonable assumptions as well as representations of the Acquiring Fund and your fund.  No tax ruling has been requested from the IRS in connection with the reorganization.  The tax opinion is not binding on the IRS or a court, and does not preclude the IRS from asserting or adopting a contrary position.

You should note that, if necessary, in accordance with your fund’s policy of distributing its investment company taxable income, net tax-exempt income and net capital gains for each taxable year in order to qualify for favorable tax treatment as a regulated investment company and avoid federal income and excise tax at the fund level, your fund will declare and pay a distribution of any such previously undistributed income and gains to its shareholders immediately before the reorganization.  Such distributions will be taxable to your fund’s shareholders.  Based on August 31, 2012 data, your fund does not expect to have any capital loss carryovers to be transferred to the Acquiring Fund as part of the reorganization.

Additional Terms of the Agreement and Plan of Reorganization

Conditions to Closing the Reorganization.  The obligation of the your fund to consummate the reorganization is subject to the satisfaction of customary conditions, including the Acquiring Fund’s performance of its obligations under the Agreement, and the receipt of all consents, orders and permits necessary to consummate the reorganization (see Agreement, section 6).

The obligation of the Acquiring Fund to consummate the reorganization is subject to the satisfaction of customary conditions, including the performance by your fund of its obligations under the Agreement, the receipt of certain documents and financial statements from your fund, and the receipt of all consents, orders and permits necessary to consummate the reorganization (see Agreement, section 7).

The funds’ obligations are also subject to the receipt of a favorable opinion of Wilmer Cutler Pickering Hale and Dorr LLP as to the federal income tax consequences of the reorganization (see Agreement, section 8).  This condition cannot be waived.

Termination of Agreement.  Either Board may terminate the Agreement at any time before the reorganization date if the Board believes that proceeding with the reorganization would no longer be advisable (see Agreement, section 11).

Capitalization

The following tables set forth the capitalization of your fund and the Acquiring Fund as of November 30, 2012 and the pro forma combined capitalization of your fund and the Acquiring Fund as if the reorganization had occurred on that date.  When the reorganization is consummated, the actual exchange ratios on the reorganization date may vary from the exchange ratios indicated.  This is due to changes in the market value of the portfolio securities of both your fund and the Acquiring Fund between November 30, 2012, and the reorganization date, changes in the amount of undistributed net investment income and net realized capital gains of your fund and the Acquiring Fund during that period resulting from income and distributions, and changes in the accrued liabilities of both funds during the same period.

	Value Line U.S. Government Securities Fund (Your Fund)	Value Line Core Bond Fund (Acquiring Fund)	Combined Fund Pro Forma

Net Assets	$79,621,703	$31,175,028	$109,796,731

Number of Shares Outstanding	6,457,036	6,180,092	21,779,636

Net Asset Value per Share	$12.18	$5.04	$5.04

It is impossible to predict how many shares of the Acquiring Fund will actually be received and distributed by your fund on the closing date of the reorganization.  The table should not be relied upon to determine the amount of the Acquiring Fund’s shares that will actually be received and distributed.

BOARD EVALUATION AND RECOMMENDATION

For the reasons described above, the Board of your fund, including a majority of the directors of your fund who are not “interested persons” of the funds within the meaning of the 1940 Act (the “Independent Directors”), approved the reorganization.  In particular, your fund’s Board determined that the reorganization is in the best interests of your fund and that the interests of your fund’s shareholders will not be diluted as a result of the reorganization.  Similarly, the Board of the Acquiring Fund, including a majority of the trustees who are not interested persons of the funds within the meaning of the 1940 Act (all of whom also serve on the Board of your fund), approved the reorganization on behalf of the Acquiring Fund.  The Acquiring Fund’s Board also determined that the reorganization is in the best interests of the Acquiring Fund and that the interests of the Acquiring Fund’s shareholders will not be diluted as a result of the reorganization.

INFORMATION ABOUT THE ACQUIRING FUND
Value Line Core Bond Fund
(formerly, Value Line Aggressive Income Trust)
Investment Objective

The Acquiring Fund’s primary investment objective is to maximize current income.  Capital appreciation is a secondary objective but only when consistent with the Fund’s primary objective.

Principal Investment Strategies

To achieve the Acquiring Fund’s goals, under normal conditions, at least 80% of the Acquiring Fund’s assets are invested in bonds and other debt instruments. This policy may be changed without shareholder approval, but shareholders will be given at least 60 days’ notice prior to such change.  The Acquiring Fund may invest in debt instruments of any type, including corporate bonds, securities issued or guaranteed by the U.S. government, its agencies or instrumentalities (U.S. government securities), mortgage-backed securities, asset-backed securities, and other fixed income securities.  The Acquiring Fund invests primarily in a diversified portfolio of primarily investment grade bonds and other debt instruments.

The Adviser invests at least 80% of the Acquiring Fund’s assets in debt securities that are investment grade at the time of purchase, but may invest up to 20% of the Acquiring Fund’s assets in debt securities that are below investment grade (commonly called “high yield” or “junk” bonds).  In deciding which securities to buy, hold or sell, the Adviser considers a number of factors, including the issuer’s creditworthiness, economic prospects and interest rate trends as well as the security’s credit rating.

Principal Risks

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and that you may lose part or all of your investment.  Therefore, before you invest in this Acquiring Fund you should carefully evaluate the risks.  The price of Acquiring Fund shares will increase and decrease according to changes in the value of the Acquiring Fund’s investments.  The other principal risks of investing in the Acquiring Fund are:

●
Interest Rates. As with most bond funds, the income on and value of your shares in the Acquiring Fund will fluctuate along with interest rates. When interest rates rise, the market prices of the debt securities the Acquiring Fund owns usually decline. When interest rates fall, the prices of these securities usually increase. Generally, the market price of debt securities with longer maturities will fluctuate more in response to changes in interest rates than the market price of shorter-term securities.  Debt securities (excluding inflation-indexed securities) are also more likely to experience long-term erosion in purchasing power than most types of equity securities, and such erosion may exceed any return received by the Acquiring Fund with respect to a debt security.

●
Credit Risk. Debt securities are also subject to credit risk. Credit risk is the risk that the issuer of a debt security will be unable to make interest or principal payments on time. A debt security’s credit rating reflects the credit risk associated with the debt obligation. Generally, higher-rated debt securities involve lower credit risk than lower-rated debt securities. Credit risk is often higher for corporate, mortgage-backed, asset-backed and foreign government debt securities than for U.S. Government debt securities.

●
Below Investment Grade Credit. Below investment grade securities (commonly called “high yield” or “junk” bonds) are speculative and involve a greater risk of default and price change due to changes in the issuer’s creditworthiness. The market prices of these debt securities usually fluctuate more than the market prices of investment grade debt securities and may decline more significantly in periods of general economic difficulty.

●
Mortgage-Backed/Asset-Backed Securities. Investing in mortgage-backed and asset-backed securities poses additional risks, principally with respect to increased interest rate risk and prepayment risk. Many mortgage-backed securities and asset-backed securities may be prepaid prior to maturity. During periods of falling interest rates, prepayments may accelerate, which would require an investing Acquiring Fund to reinvest the proceeds at a lower interest rate.

●
Foreign Investments. The performance of foreign securities can be adversely affected by the different political, regulatory and economic environments in countries where the Acquiring Fund invests, and fluctuations in foreign currency exchange rates may also adversely affect the value of foreign securities. In addition, emerging markets tend to be more volatile than the U.S. market or developed foreign markets.

●
Active Management.  Because the Acquiring Fund is actively managed, its investment return depends on the ability of the Adviser to manage its portfolio successfully. There can be no guarantee that the Adviser’s investment strategies will produce the desired results.

●
Not a Complete Investment Program.  An investment in the Acquiring Fund is not a complete investment program and you should consider it just one part of your total investment program. An investment in the Acquiring Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

The Acquiring Fund is not recommended for investors whose principal objective is long-term growth.

The Acquiring Fund’s annual portfolio turnover rate has remained below 50% in four of the last five years ended January 31, 2012.  However, the Acquiring Fund may engage in active and frequent trading of portfolio securities in order to take advantage of better investment opportunities to achieve its investment objectives. A rate of portfolio turnover of 100% would occur if all of the Acquiring Fund’s portfolio were replaced in a period of one year.  To the extent the Acquiring Fund engages in short term trading in attempting to achieve its investment objective, it will increase the Acquiring Fund’s portfolio turnover rate and the Acquiring Fund will incur higher brokerage commissions and other expenses that may negatively affect performance.  Portfolio turnover may also result in capital gain distributions that could increase your income tax liability.  See “Financial Highlights” for the Acquiring Fund’s most current portfolio turnover rates.

Investment Strategies and Policies

The Acquiring Fund invests primarily in a diversified portfolio of primarily investment grade bonds and other debt instruments.  Sovereign debt, or securities issued or secured by non-U.S. governments, as well as securities issued by supranational agencies, may be held by the Acquiring Fund, provided the investments are U.S. dollar-denominated.

Under normal circumstances, the Acquiring Fund invests at least 80% of its assets in bonds and other debt instruments.  The Acquiring Fund’s 80% Policy may be changed without shareholder approval.  However, shareholders will be given notice at least 60 days prior to any such change. The Acquiring Fund may invest in debt instruments of any type, including corporate bonds, securities issued or guaranteed by the U.S. government, its agencies or instrumentalities (U.S. government securities), mortgage-backed securities, asset-backed securities, and other fixed income securities.

The Acquiring Fund invests principally in debt obligations issued or guaranteed by the U.S. government and by U.S. corporations.  The U.S. government securities in which the Acquiring Fund may invest include a variety of securities that are issued or guaranteed as to the payment of principal and interest by the U.S. government, and by various agencies or instrumentalities that have been established or sponsored by the U.S. government.  The Acquiring Fund may also invest in debt securities issued by state and local municipalities.  The corporate debt obligations in which the Acquiring Fund may invest include, but are not limited to, bonds, notes, debentures, and commercial paper of U.S. companies.

The Acquiring Fund’s assets may also be invested in mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or by government-sponsored corporations. Other mortgage-backed securities in which the Acquiring Fund may invest are issued by certain private, non-government entities.  The Acquiring Fund may also invest in securities that are backed by assets such as receivables on home equity and credit card loans, automobile, mobile home, recreational vehicle and other loans, wholesale dealer floor plans, and leases.

The Adviser invests at least 80% of the Acquiring Fund’s assets in debt securities that are investment grade at the time of purchase, but may invest up to 20% of the Acquiring Fund’s assets in debt securities that are below investment grade (commonly called “high yield” or “junk” bonds).  Investment grade debt securities are rated within the four highest grades by at least one major rating agency, such as Standard & Poor’s (at least BBB-), Moody’s (at least Baa3) or Fitch (at least BBB-), or are determined by the Adviser to be of comparable credit quality.  The Fund estimates that the average credit quality rating of Fund assets will be investment grade.  The Adviser may consider the security’s rating as assigned by The Value Line Investment Survey.  The Standard and Small and Mid-Cap Editions of The Value Line Investment Survey rate approximately 3,500 companies. These ratings range from A++ to C and are divided into nine categories.  Companies that have the best financial strength (relative to the other companies followed in The Value Line Investment Survey) are given an “A++” rating, indicating an ability to weather hard times better than the vast majority of other companies.  Those that don’t quite merit the top rating are given an “A+” grade, and so on.  Those rated “C+” are well below average, and “C” is reserved for companies with very serious financial problems.  The Acquiring Fund’s Statement of Additional Information provides further information on securities ratings.

The Acquiring Fund invests in debt securities of any maturity, and there is no limit on the Acquiring Fund’s maximum average portfolio maturity.  The Acquiring Fund estimates that the weighted average maturity of its portfolio will range between three to fifteen years.  The Acquiring Fund may purchase debt securities that pay fixed, variable, inflation-indexed, or other rates of return, including zero coupon and original issue discount bonds.

The Acquiring Fund may invest in foreign securities, including depository receipts; governmental or supranational debt obligations; and corporate loans and debt or securities that are made to, or issued by, foreign companies, U.S. subsidiaries of non-U.S. companies, or U.S. companies with significant foreign operations.

The securities purchased by the Acquiring Fund may include preferred stocks and “convertible securities”—that is, bonds, debentures, corporate notes, preferred stocks or other securities which are convertible into common stock.  The Acquiring Fund’s portfolio may also include warrants or common shares when consistent with the Acquiring Fund’s primary objective or acquired as part of a unit combining fixed-income and equity securities.

The Acquiring Fund may purchase certain securities (“Rule 144A securities”) for which there is a secondary market of qualified institutional buyers, as contemplated by Rule 144A under the Securities Act of 1933.  Rule 144A provides an exemption from the registration requirements of the Securities Act of 1933 for the resale of certain restricted securities to qualified institutional buyers.

In deciding which securities to buy, hold or sell, the Adviser considers a number of factors, including the issuer’s creditworthiness, economic prospects and interest rate trends as well as the security’s credit rating.

As a non-principal investment strategy, the Acquiring Fund may invest up to 100% of its net assets in cash, cash equivalents or U.S. government securities for temporary defensive purposes.  This could help the Acquiring Fund avoid losses, but it may have the effect of reducing the Fund’s income or capital appreciation, or both.  If this occurs, the Acquiring Fund may not achieve its investment objectives.

There are other non-principal investment strategies and associated risks discussed in the Statement of Additional Information.

Management

EULAV Asset Management, a registered investment adviser located at 7 Times Square, 21st Floor New York, NY 10036-6524, serves as investment adviser to the Acquiring Fund.  The Adviser also acts as investment adviser to the other Value Line mutual funds with combined assets of approximately $2.1 billion as of September 30, 2012.

For managing the Acquiring Fund and its investments, the Adviser is paid a fee at an annual rate of 0.75% (0.50% beginning on February 1, 2013) on the first $100 million of the Acquiring Fund’s average daily net assets and 0.50% on such additional assets.  Effective February 1, 2013, the Adviser has contractually agreed to waive a portion of the advisory fee by such amount as necessary to reduce the advisory fee rate payable by the Acquiring Fund to 40 basis points with respect to the first $100 million of average daily net assets.  There can be no assurance that the Adviser will extend the contractual fee waiver beyond June 30, 2014.

A discussion regarding the basis for the Acquiring Fund’s Board of Directors’ approval of the investment advisory agreement is available in the Acquiring Fund’s most recent annual report to shareholders.

Liane Rosenberg and Jeffrey Geffen are primarily responsible for the day-to-day management of the Acquiring Fund’s portfolio. Ms. Rosenberg has been a portfolio manager with the Adviser since 2009 and has been one of the Acquiring Fund’s portfolio managers since December 2012. Mr. Geffen has been a portfolio manager with the Adviser since 2001 and has been one of the Acquiring  Fund’s portfolio managers since December 2010.  There is additional information in the Statement of Additional Information about Ms. Rosenberg’s and Mr. Geffen’s compensation, other accounts they manage and their ownership of Acquiring Fund shares.

Shareholder Information

You can buy shares of the Acquiring Fund:

By telephone: Once you have opened an account, you can buy additional shares in the Acquiring Fund by calling 800-243-2729 (the Acquiring Fund’s transfer agent) between 9:00 a.m. and 4:00 p.m. New York time. You must pay for these shares within three business days of placing your order.

By wire: If you are making an initial purchase by wire, you must call the Acquiring Fund’s transfer agent at 800-243-2729 so you can be assigned an account number. Request your U.S. bank with whom you have an account to wire the amount you want to invest to State Street Bank and Trust Company, ABA #011000028, attention DDA # 99049868. Include your name, account number, tax identification number and the name of the fund in which you want to invest.

Through a broker-dealer: You can open an account and buy shares through a broker-dealer, who may charge a fee for this service.

By mail:  Complete the account application and mail it with your check payable to BFDS, Agent, to Value Line Funds, c/o Boston Financial Data Services, Inc., P.O. Box 219729, Kansas City, MO 64121-9729. If you are making an initial purchase by mail, you must include a completed account application with your check. Cash, money orders, traveler’s checks, cashier’s checks, bank drafts or third-party checks will not be accepted for either the initial or any subsequent purchase. All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks.

Minimum/additional investments: Once you have completed an account application, you can open an account with an initial investment of $1,000, and make additional investments at any time for as little as $250. The price you pay for shares will depend on when your purchase order is received. The Acquiring Fund reserves the right to reject any purchase order within 24 hours of its receipt and to reduce or waive the minimum purchase requirements at any time.

Time of purchase: Your price for Acquiring Fund shares is the Acquiring Fund’s net asset value per share (“NAV”) which is generally calculated as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (generally 4:00 p.m., Eastern time) every day the Exchange is open for business. The Exchange is currently closed on weekends, New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and on the preceding Friday or subsequent Monday if any of those days falls on a Saturday or Sunday, respectively. Your order will be priced at the next NAV computed after your order is received in proper form as determined by Boston Financial Data Services, Inc. (“BFDS”) as agent for the Acquiring Fund. The Acquiring Fund reserves the right to reject any purchase order and to waive the initial and subsequent investment minimums at any time.

Shares of the Acquiring Fund may be purchased through various third-party intermediaries authorized by the Acquiring Fund including banks, brokers, financial advisers and financial supermarkets who may charge a fee. When the intermediary is authorized by the Acquiring Fund, orders will be priced at the NAV next computed after receipt of the order by the intermediary. Orders received by BFDS or the intermediary by the close of regular trading on the Exchange (generally 4:00 p.m., Eastern time) will be based on the NAV determined as of the close of trading on that day.

Distribution Plan:  The Acquiring Fund has adopted a plan of distribution under rule 12b-1 under the 1940 Act. Under the plan, the Acquiring Fund is charged a fee at the annual rate of 0.25% of the Acquiring Fund’s average daily net assets, with the proceeds used to finance the activities of the Distributor. The plan provides that the Distributor may make payments to securities dealers, banks, financial institutions and other organizations which provide distribution, marketing and administrative services with respect to the distribution of the Acquiring Fund’s shares. Such services may include, among other things, answering investor inquiries regarding the Acquiring Fund, processing new shareholder account applications and redemption transactions, responding to shareholder inquiries, and such other services as the Acquiring Fund may request to the extent permitted by applicable statute, rule or regulation. The plan also provides that the Adviser may make such payments out of its advisory fee, its past profits or any other source available to it. The fees payable to the Distributor under the plan are payable without regard to actual expenses incurred which means that the Distributor may earn a profit under the plan. The Distributor has contractually agreed to waive a portion of the Acquiring Fund’s rule 12b-1 fee equal to 0.05% of the Fund’s average daily net assets through June 30, 2014. There is no assurance that the Distributor will extend the contractual fee waiver beyond such date. Because rule 12b-1 fees are paid out of the Acquiring Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than if you paid other types of sales charges.

Additional dealer compensation:  The Adviser, the Distributor and/or their affiliates may pay additional compensation out of their assets (which generally comes directly or indirectly from the Acquiring Fund and other Value Line mutual funds) to certain brokerage firms and other intermediaries or their affiliates, based on Acquiring Fund assets held by that firm, or such other criteria agreed to by the Adviser, the Distributor or their affiliates. The Adviser, the Distributor or their affiliates determine the firms to which payments may be made, which payments may be significant.

Brokerage firms and other intermediaries that sell Acquiring Fund shares may make decisions about which investment options they will service and make available to their clients based on the payments these entities may be eligible to receive for their services. Therefore, payments to a brokerage firm or other intermediary may create potential conflicts of interest between that entity and its clients where that entity determines which investment options it will make available to those clients.

Net asset value:  The Acquiring Fund’s NAV is determined as of the close of regular trading on the Exchange each day the Exchange is open for business. NAV is calculated by adding the value of all the securities and assets in the Acquiring Fund’s portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the NAV per share. Bonds and other fixed-income municipal securities are valued on the basis of prices provided by an independent pricing service that reflect such security’s market value. Securities for which market valuations are not readily available are priced at their fair value as determined by the Adviser pursuant to policies and procedures adopted by the Board of Directors and under the Board’s general supervision. The use of fair value pricing by the Acquiring Fund may cause the NAV to differ from the NAV that would be calculated using closing market prices. There can be no assurance that the Acquiring Fund could obtain the fair value assigned to a security if it sold the security at approximately the time at which the Acquiring Fund determined its NAV. Investments which have a maturity of less than 60 days are priced at amortized cost, which represents a security’s fair value. The amortized cost method of valuation involves valuing a security at its cost and accruing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates on the market value of the security.

Opening an account:  In furtherance of the national effort to stop the funding of terrorism and to curtail money laundering, the USA Patriot Act and other Federal regulations require financial institutions, including mutual funds, to adopt certain policies and programs to prevent money laundering activities, including procedures to verify the identity of all investors opening new accounts. Accordingly, when completing the Acquiring Fund’s account application, you will be required to supply the Acquiring Fund with certain information for all persons owning or permitted to act on an account. This information includes name, date of birth, taxpayer identification number and street address. Also, as required by law, the Acquiring Fund employs various procedures, such as comparing the information you provide against fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct. Until such verification is made, the Acquiring Fund may temporarily limit any share purchases or close your account if it is unable to verify your identity.

Redeeming fund shares: You can redeem shares of the Acquiring Fund at NAV by telephone and by mail by writing to: Value Line Funds, c/o Boston Financial Data Services, Inc., P.O. Box 219729, Kansas City, MO 64121-9729. Certain redemption requests must be signed by all owners of the account, and you must include a signature guarantee using the medallion imprint for each owner if the redemption is for $25,000 or more. Signature guarantees are also required when redemption proceeds are going to anyone other than the account holder(s) of record. If you hold your shares in certificates, you must submit the certificates properly endorsed with signature guaranteed with your request to sell the shares. A signature guarantee can be obtained from most banks or securities dealers, but not from a notary public. A signature guarantee helps protect against fraud.

The Acquiring Fund will pay you promptly, normally the next business day, but no later than seven days after your request to sell your shares is received. If you purchased your shares by check, the Acquiring Fund will wait until your check has cleared, which can take up to 15 days from the day of purchase, before the proceeds are sent to you.  If your account is held in the name of a corporation, as a fiduciary or agent, or as surviving joint owner, you may be required to provide additional documents with your redemption request.  You can redeem shares of the Acquiring Fund:

By telephone or wire:  You can sell $1,000 or more of your shares up to $25,000 by telephone or wire, with the proceeds sent to your U.S. bank the next business day after the Acquiring Fund receives your request.

Through a broker-dealer: Shares of the Acquiring Fund may be sold through various third party intermediaries including banks, brokers, financial advisers and financial supermarkets, who may charge a fee for this service. When the intermediary is authorized by the Acquiring Fund, the shares that you buy or sell through the intermediary are priced at the next NAV that is computed after receipt of your order by the intermediary. Orders received by the intermediary by the close of regular trading on the Exchange (generally 4:00 p.m., Eastern time) will be based on the NAV determined as of the close of trading on that day.  Among the brokers that have been authorized by the Acquiring Fund are Charles Schwab & Co., Inc., TD Ameritrade Inc., Pershing LLC and Fidelity Brokerage Services LLC, (National Financial Services LLC). You should consult with your broker to determine if it has been so authorized.

By exchange: You can exchange all or part of your investment in the Acquiring Fund for shares in other Value Line mutual funds. When you exchange shares, you are purchasing shares in another fund so you should be sure to get a copy of that fund’s prospectus and read it carefully before buying shares through an exchange.  To execute an exchange, call 800-243-2729. The Acquiring Fund reserves the right to reject any purchase order within 24 hours of its receipt.

When you send the Acquiring Fund’s transfer agent a properly completed request to sell or exchange shares, you will receive the NAV that is next determined after your request is received by the transfer agent. For each account involved, you should provide the account name, number, name of fund and exchange or redemption amount. Call 800-243-2729 for information on additional documentation that may be required. You may have to pay taxes on the gain from your sale or exchange of shares.

Exchanges among Value Line mutual funds are a shareholder privilege and not a right. The Acquiring Fund may temporarily or permanently terminate the exchange privileges of any investor that, in the opinion of the Acquiring Fund, uses market timing strategies or who makes more than four exchanges out of the Acquiring Fund during a calendar year.

This exchange limitation does not apply to systematic purchases and redemptions, including certain automated or pre-established exchange, asset allocation or dollar cost averaging programs. These exchange limits are subject to the Acquiring Fund’s ability to monitor exchange activity. Shareholders seeking to engage in excessive trading practices may deploy a variety of strategies to avoid detection, and, despite the best efforts of the Acquiring Fund to prevent excessive trading, there is no guarantee that the Acquiring Fund or its agents will be able to identify such shareholders or curtail their trading practices. The Acquiring Fund receives purchase and redemption orders through financial intermediaries and cannot always know or reasonably detect excessive trading which may be facilitated by these intermediaries or by the use of omnibus account arrangements offered by these intermediaries to investors.

Account minimum:  If as a result of redemptions your account balance falls below $500, the Acquiring Fund may ask you to increase your balance within 30 days. If your account is not at the minimum by the required time, the Acquiring Fund may redeem your account, after first notifying you in writing.

Frequent purchases and redemptions:  Frequent purchases and redemptions of the Acquiring Fund’s shares entail risks, including the dilution in value of the Acquiring Fund shares held by long-term shareholders, interference with the efficient management of the Acquiring Fund’s portfolio, and increased brokerage and administrative costs. Because the Acquiring Fund does not accommodate frequent purchases and redemption of Acquiring Fund shares, the Acquiring Fund’s Board of Directors has adopted policies and procedures to prohibit investors from engaging in late trading and to discourage excessive and short-term trading practices that may disrupt portfolio management strategies and harm Acquiring Fund performance.

Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, the Acquiring Fund considers trading in its shares to be excessive if an investor: sells shares within 30 days after the shares were purchased; makes more than four exchanges out of the Acquiring Fund during a calendar year (other than systematic purchases and redemptions); or enters into a series of transactions that is indicative of a timing pattern strategy.

In order to seek to detect frequent purchases and redemptions of Acquiring Fund shares, the Distributor monitors selected trades that have been identified by the Acquiring Fund’s transfer agent. If the Distributor determines that an investor or a client of a broker has engaged in excessive short-term trading that may be harmful to the Acquiring Fund, the Distributor will ask the investor or broker to cease such activity and may refuse to process purchase orders (including purchases by exchange) of such investor, broker or accounts that the Distributor believes are under their control.

While the Distributor uses its reasonable efforts to detect excessive trading activity, there can be no assurance that its efforts will be successful or that market timers will not employ tactics designed to evade detection. Neither the Adviser, the Distributor, the Acquiring Fund nor any of the Acquiring Fund’s service providers may enter into arrangements intended to facilitate frequent purchases and redemptions of Acquiring Fund shares. Frequently, shares are held through omnibus accounts maintained by financial intermediaries such as brokers and retirement plan administrators, where the holdings of multiple shareholders, such as all the clients of a particular broker, are aggregated. The ability to monitor trading practices by investors purchasing shares through omnibus accounts is dependent upon the cooperation of the financial intermediary in observing the Acquiring Fund’s policies. Consequently, it may be more difficult for the Acquiring Fund to detect market timing activity through such accounts. However, the Acquiring Fund, through its agent, has entered into an information sharing agreement with each financial intermediary, which provides, among other things, that the financial intermediary shall provide, promptly upon the Acquiring Fund’s request, certain identifying and transaction information regarding its underlying shareholders. Should the Acquiring Fund detect market timing activity, it may terminate the account or prohibit future purchases or exchanges by an underlying shareholder. Because omnibus accounts may apply their own market timing policies with respect to their accounts and because the Distributor retains discretion in applying market timing policies, there is a risk that different shareholders may be treated differently and some level of market timing activity could occur.

Special services: To help make investing with the Acquiring Fund as easy as possible, and to help you manage your investments, the following special services are available. You can get further information about these programs by calling Shareholder Services at 800-243-2729.

●	Valu-Matic® allows you to make regular monthly investments of $25 or more automatically from your checking account.

●
Through the Systematic Cash Withdrawal Plan you can arrange a regular monthly or quarterly payment from your account payable to you or someone you designate. If your account is $5,000 or more, you can have monthly or quarterly withdrawals of $25 or more. Such withdrawals will each constitute a redemption of a portion of your Acquiring Fund shares which may result in income, gain or loss to you, for federal income tax purposes.

Dividends, Distributions and Taxes

The Acquiring Fund declares dividends from its net investment income daily, and distributes the accrued dividends to you each month.  Capital gains, if any, are distributed annually.  Dividends and any capital gains are automatically reinvested, unless you indicate otherwise in your application to purchase shares.

Investors should consider the tax consequences of buying shares of the Acquiring Fund shortly before the record date of a capital gain distribution, because such distribution will generally be taxable even though the net asset value of shares of the Acquiring Fund will be reduced by the distribution.

You will generally be taxed on dividends and distributions you receive, regardless of whether you reinvest them or receive them in cash.  For federal income tax purposes, distributions from short-term capital gains will be taxable to you as ordinary income.  Dividends from net investment income will either be taxable to you as ordinary income or, for taxable years beginning before January 1, 2013, if certain conditions are met by the Acquiring Fund and the shareholder, including holding period requirements, as “qualified dividend income” taxable to individual shareholders at a maximum 15% U.S. federal income tax rate.  Since the Acquiring Fund’s income is derived primarily from sources that do not pay qualified dividend income, the dividends from the net investment income of the Acquiring Fund generally are not expected to qualify for taxation at the maximum 15% U.S. federal income tax rate.

Distributions reported to you by the Acquiring Fund as capital gain dividends will be taxable to you as long-term capital gains, no matter how long you have owned your Acquiring Fund shares.  In addition, you may be subject to state and local taxes on dividends and distributions.

For taxable years beginning on or after January 1, 2013, a new 3.8% Medicare contribution tax generally will be imposed on the net investment income of U.S. individuals, estates and trusts whose income exceeds certain threshold amounts.  For this purpose, net investment income generally will include distributions from the Fund and capital gains attributable to the sale, redemption or exchange of Fund shares.

The Acquiring Fund will send you a statement by February 15th each year detailing the amount and nature of all dividends and capital gains that you received during the prior year.

If you hold your Acquiring Fund shares in a tax-deferred retirement account, such as an IRA, you generally will not have to pay tax on distributions until they are distributed from the account.  These accounts are subject to complex tax rules, and you should consult your tax adviser about the tax consequences of investing through a tax-deferred account.

You generally will have a capital gain or loss if you dispose of your Acquiring Fund shares by redemption, exchange or sale in an amount equal to the difference between the net amount of the redemption or sale proceeds (or in the case of an exchange, the fair market value of the shares) that you receive and your tax basis for the shares you redeem, sell or exchange.  Certain limitations may apply to limit your ability to currently deduct capital losses.

Beginning with the 2012 calendar year, the Acquiring Fund is required to report to the Internal Revenue Service (“IRS”) and to furnish to Acquiring Fund shareholders “cost basis” information for Acquiring Fund shares that are purchased on or after January 1, 2012 (“covered shares”) and that are redeemed, exchanged or otherwise sold on or after that date.  These requirements generally do not apply to investments through a tax-deferred arrangement or to certain types of entities (such as C corporations).  S corporations, however, are not exempt from these rules.  Please note that if you are a C corporation, unless the Acquiring Fund has actual knowledge that you are a C corporation or you have previously notified us in writing that you are a C corporation, you must complete a new Form W-9 exemption certificate informing us of your C corporation status or the Acquiring Fund will be obligated to presume that you are an S corporation and to report sales of covered shares to the IRS and to you pursuant to these rules.  Also, if you purchase Acquiring Fund shares through a broker (or other nominee) on or after such date, please contact that broker (or nominee) with respect to the reporting of cost basis and available elections for your account.

If you purchase Acquiring Fund shares directly from us on or after January 1, 2012, cost basis will be calculated using the Acquiring Fund’s default method of average cost basis, unless you instruct the Acquiring Fund to use a different IRS-accepted cost basis method.  Please note that you will continue to be responsible for calculating and reporting the cost basis of Acquiring Fund shares that were purchased prior to January 1, 2012.  Acquiring Fund shareholders should consult with their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the new cost basis reporting law applies to them.  Shareholders also should carefully review the cost basis information provided to them by the Acquiring Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns.

As with all mutual funds, the Acquiring Fund may be required to withhold backup withholding tax on all taxable distributions payable to you if you fail to provide the Acquiring Fund with your correct social security number or other taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding.  The current backup withholding rate is 28% for amounts paid by the Fund on or before December 31, 2012 but is scheduled to rise to 31% for amounts paid by the Fund after such date, unless tax legislation is enacted providing otherwise.  Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due.  Any amounts withheld may be credited against your U.S. federal income tax liability.

The above discussion is meant only as a summary; more information is available in the Statement of Additional Information.  You should consult your tax adviser about your particular tax situation including federal, state, local, and foreign tax considerations and possible additional withholding taxes for non-U.S. shareholders.

Financial Highlights

The financial highlights table is intended to help you understand the Acquiring Fund’s financial performance for the past five years. Certain information reflects financial results for a single Acquiring Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Acquiring Fund assuming reinvestment of all dividends and distributions.

The information for the five fiscal years ended January 31, 2012 for the Acquiring Fund’s financial statements were audited by PricewaterhouseCoopers LLP, whose report, along with the Acquiring Fund’s financial statements, are included in the Acquiring Fund’s Annual Report, which is available upon request.  With respect to these five fiscal years ended January 31, 2012, the financial highlights provided below, and the associated financial statements incorporated by reference into such Statement of Additional Information, are included in reliance upon the report given by PricewaterhouseCoopers LLP on their authority as experts in accounting and auditing.  The financial highlights for the period from February 1, 2012 to July 31, 2012 have been derived from financial statements that were not audited.

Financial Highlights

Selected data for a share of capital stock outstanding throughout each period:

	Six Months Ended July 31, 2012		Years Ended on Last Day of January
	(Unaudited)		2012	2011		2010	2009	2008
Net asset value, beginning of period	$4.92		$4.95	$4.70		$3.89	$4.83	$5.06
Income from investment operations: Net investment income	0.14		0.29	0.30		0.28	0.32	0.34
Net gains or (losses) on securities (both realized and unrealized)	0.06		(0.03)	0.25		0.81	(0.95)	(0.23)
Total from investment operations	0.20		0.26	0.55		1.09	(0.63)	0.11
Redemption fees	0.00	(1)	0.00 (1)	0.00	(1)	0.00 (1)	0.00 (1)	0.00 (1)
Less distributions:
Dividends from net investment income	(0.14)		(0.29)	(0.30)		(0.28)	(0.31)	(0.34)
Net asset value, end of period	$4.98		$4.92	$4.95		$4.70	$3.89	$4.83
Total return	4.20	%(2)	5.48%	12.01%		28.92%	(13.42)%	2.14%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$31,493		$32,203	$34,885		$37,787	$25,924	$32,459
Ratio of expenses to average net assets(3)	1.57	%(4)	1.55%	1.48	%(5)	1.56%	1.50%	1.28%
Ratio of expenses to average net assets(6)	1.27	%(4)	1.25%	1.13	%(7)	1.13%	0.98%	0.77%
Ratio of net investment income to average net assets	5.87	%(4)	5.95%	6.20%		6.51%	7.17%	6.76%
Portfolio turnover rate	20	%(2)	50%	42%		51%	39%	30%

(1)	Amount is less than $.01 per share.
(2)	Not annualized.
(3)
Ratio reflects expenses grossed up for the custody credit arrangement and grossed up for the waiver of a portion of the advisory fee by the Adviser and a portion of the service and distribution plan fees by the Distributor. The ratio of expenses to average net assets, net of custody credits, but exclusive of the fee waivers would have been 1.48% for the year ended January 31, 2009, 1.27% for the year ended January 31, 2008 and would have been unchanged for the other periods shown.

(4)	Annualized.

(5)	Ratio reflects expenses grossed up for the reimbursement by Value Line, Inc. of certain expenses incurred by the Acquiring Fund.
(6)
Ratio reflects expenses net of the custody credit arrangement and net of the waivers of a portion of the advisory fee by the Adviser and a portion of the service and distribution plan fees by the Distributor.

(7)	Ratio reflects expenses net of the reimbursement by Value Line, Inc. of certain expenses incurred by the Acquiring Fund.

VOTING INFORMATION

Revocation of Proxies

Any shareholder giving a proxy may revoke it at any time before it is exercised by: (i) submitting to your fund a written notice of revocation; (ii) submitting to your fund a subsequently dated and executed proxy; (iii) attending the Meeting and voting in person; or (iv) notifying your fund of the revocation by calling the toll-free number on the proxy card.  Proxies voted by telephone or through the Internet may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked.

Solicitation of Proxies

This solicitation of proxies for the Meeting is being made by your fund’s Board.  All costs associated with the Meeting, including delivering proxy materials to shareholders, soliciting proxies and conducting the Meeting will be borne by the funds.  The solicitation of proxies may include telephonic, Internet, mail or oral communication by officers and service providers of the funds, who will not be paid for these services, and/or by Boston Financial Data Services, Inc. (the “Proxy Solicitation Firm”), which has been retained by the funds for an estimated fee of $15,000 plus out-of-pocket expenses.  These costs in turn will be allocated between the funds based on each fund’s relative assets.

Shareholders may authorize the Proxy Solicitation Firm to execute proxies on their behalf by telephonic instruction.  Proxies that are submitted telephonically will be recorded in accordance with the procedures set forth below.  Your fund’s Board believes that these procedures are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately determined.  In all cases where a telephonic proxy is submitted, representatives of the Proxy Solicitation Firm are required to ask for each shareholder’s full name, address, social security or employer identification number, title (if the shareholder is authorized to act on behalf of an entity, such as a corporation), and the number of shares owned, and to confirm that the shareholder has received the proxy materials in the mail.  If the information solicited matches the information provided to the Proxy Solicitation Firm by your fund, then the representative of the Proxy Solicitation Firm will explain the process for voting, read the proposal on the proxy card, and ask for the shareholder’s instructions on the Proposal.

The representative of the Proxy Solicitation Firm, although he or she is permitted to answer questions about the process, is not permitted to recommend to any shareholder how to vote, other than to read any recommendation set forth in the Proxy Statement/Prospectus or in any additional soliciting materials.  The Proxy Solicitation Firm will record the shareholder’s instructions on the proxy card.  Within 72 hours, but in any event before the Meeting, the shareholder will be sent a letter to confirm his or her vote and asking the shareholder to call the Proxy Solicitation Firm immediately if his or her instructions are not correctly reflected in the confirmation.  If a shareholder wishes to participate in the Meeting, but does not wish to give a proxy by telephone, the shareholder may still submit the proxy card originally sent with the Proxy Statement or attend the Meeting in person.  Should shareholders require additional information regarding the proxy or a replacement proxy card, they may contact the Proxy Solicitation Firm (toll-free) at 1-855-520-7715.  Representatives are available Monday through Friday, 8:00 a.m.- 6:00 p.m. (Eastern time), and Saturday, 10:00 a.m.- 6:00 p.m. (Eastern time).

Persons holding shares as nominees will be reimbursed by the funds, upon request, for the reasonable expenses of mailing soliciting materials to the principals of the accounts.

Shareholder Approval

Only shareholders of your fund are entitled to vote on the Proposal; shareholders of the Acquiring Fund are not entitled to vote on the Proposal.  As required by the 1940 Act, the Proposal must be approved by (a) the vote of 67% of your fund’s shares present at the Meeting if more than 50% of the outstanding shares of your fund are present, or (b) the vote of more than 50% of the outstanding shares of your fund, whichever is less.

A quorum of shareholders of your fund is necessary to hold a valid meeting.  A quorum will exist at the Meeting if 50% of the shares of your fund who are entitled to vote on the Record Date are present in person or by proxy.  In the event that a quorum is not present, or if a quorum is present but sufficient votes to approve the Proposal are not received, the duly appointed proxies may propose one or more adjournments of the Meeting (to a date not more than 120 days from the original record date) to permit further solicitation of proxies with respect to the Proposal.  In case any such adjournment is proposed, the proxies will vote for those proxies which they are entitled to vote for the Proposal in favor of adjournment, and will vote those proxies required to be voted against the Proposal against adjournment.  The Board knows of no business other than the Proposal to be presented at the Meeting.  However, if any other business properly comes before the Meeting, your shares will be voted at the discretion of the person named as proxies on the proxy card.

Abstentions and “broker non-votes” (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares as to a particular matter with respect to which the brokers or nominees do not have discretionary power to vote) will not be counted for or against any proxy to which they relate, but will be counted as votes present at the Meeting for purposes of determining whether a quorum is present.  As a result, abstentions and broker non-votes will have the effect of a vote against the Proposal.

OWNERSHIP OF SHARES OF THE FUNDS

As of November 30, 2012, the following persons owned of record or, to the knowledge of each fund, beneficially 5% or more of the outstanding shares of your fund or the Acquiring Fund as indicated in the table below:

Shareholder Name and Address	Percentage of Value Line U.S. Government Securities Fund (Your Fund) as of November 30, 2012	Percentage of Value Line Core Bond Fund (Acquiring Fund) as of November 30, 2012	Percentage of Combined Fund Assuming Completion of Reorganization
Charles Schwab & Co Inc. 101 Montgomery Street San Francisco, CA 94101-4151	8.1%	16.4%	10.5%
National Financial Services Co. 200 Liberty Street New York, NY 10281		9.0%
Ameritrade, Inc. P.O. Box 2226 Omaha, NE 68103		6.7%

With respect to each fund, as of November 30, 2012, the Board and officers, as a group, beneficially owned less than 1% of the outstanding shares of that fund.

AVAILABLE INFORMATION

The Acquiring Fund and your fund are subject to the information requirements of the Securities Exchange Act of 1934 and accordingly file reports and other information with the SEC.  Proxy material, reports and other information filed by the Acquiring Fund and your fund can be inspected and copied at the public reference facilities of the SEC at 100 F Street, NE, Washington, DC. 20549-1520.  Copies of such material can also be obtained by mail from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Washington, DC 20549-1520, at prescribed rates.  In addition, copies of these documents may be viewed on-screen or downloaded from the SEC’s Internet site at http://www.sec.gov.

Exhibit A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (“Agreement”) is made as of the 14th day of December, 2012, by and between Value Line Core Bond Fund, a Massachusetts business trust (“Acquiring Fund”), and Value Line U.S. Government Securities Fund, Inc., a Maryland corporation (“Acquired Fund”).  The Acquiring Fund and the Acquired Fund are sometimes referred to collectively herein as “Funds” and individually as “Fund.”

This Agreement is intended to be and is adopted as a plan of a “reorganization” as defined in Section 368(a)(1)(D) of the United States Internal Revenue Code of 1986, as amended (“Code”), and the Treasury Regulations thereunder.  The reorganization (“Reorganization”) will consist of (1) the transfer of all of the assets of the Acquired Fund to the Acquiring Fund solely in exchange for (A) the issuance of shares of the Acquiring Fund that correspond to the shares of the Acquired Fund equal to the net asset value represented by such shares (collectively, “Acquiring Fund Shares” and each, an “Acquiring Fund Share”) to the Acquired Fund, and (B) the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund on the closing date of the Reorganization (“Closing Date”) (“Assumed Liabilities”), and (2) the distribution by the Acquired Fund, on or promptly after the Closing Date as provided herein, of the Acquiring Fund Shares to the shareholders of the Acquired Fund in liquidation and dissolution of the Acquired Fund, all upon the terms and conditions hereinafter set forth in this Agreement.

WHEREAS, the Acquiring Fund and the Acquired Fund are each a registered investment company classified as a management company of the open-end type, and the Acquired Fund owns securities that are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, the Acquiring Fund is authorized to issue its shares;

WHEREAS, the Board of Trustees of the Acquiring Fund (“Acquiring Fund Board”) has determined that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of the Assumed Liabilities of the Acquired Fund by the Acquiring Fund are in the best interests of the Acquiring Fund shareholders and that the interests of the existing shareholders of the Acquiring Fund will not be diluted as a result of the Reorganization; and

WHEREAS, the Board of Directors of the Acquired Fund (“Acquired Fund Board”) has determined that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of the Assumed Liabilities of the Acquired Fund by the Acquiring Fund are in the best interests of the Acquired Fund shareholders and that the interests of the existing shareholders of the Acquired Fund will not be diluted as a result of the Reorganization.

NOW, THEREFORE, in consideration of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.	TRANSFER OF ASSETS OF THE ACQUIRED FUND IN EXCHANGE FOR THE ACQUIRING FUND SHARES AND ASSUMPTION OF THE ASSUMED LIABILITIES; LIQUIDATION AND DISSOLUTION OF THE ACQUIRED FUND.

1.1           Transfer of Assets by Acquired Fund; Issuance of Shares and Assumption of Liabilities by Acquiring Fund. Subject to the requisite approvals, the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund will sell, assign, convey, transfer and deliver all of its property and assets as set forth in Section 1.2 (“Acquired Assets”) to the Acquiring Fund free and clear of all liens and encumbrances (other than those, if any, arising under the Securities Act of 1933, as amended (“Securities Act”), liens for Taxes (as defined below) not yet due, and, as disclosed to the Acquiring Fund in accordance with Section 1.2 hereof,  contractual restrictions, if any, on the transfer of the Acquired Assets), and the Acquiring Fund agrees in exchange therefor:  (i) to issue to the Acquired Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, with an aggregate net asset value (“NAV”) equal to the NAV of the Acquired Fund’s shares, as determined in the manner set forth in Article 2; and (ii) to assume all of the liabilities (whether absolute or contingent, known or unknown) of the Acquired Fund (“Assumed Liabilities”).  Such transactions shall take place at the Closing (as defined in Section 3.1 below).

1.2           Assets to be Acquired; Investments by Acquired Fund Pending Closing.

(a)           The Acquired Assets shall consist of all of the Acquired Fund’s assets and property as of the Valuation Time (as defined in Article 2), including, without limitation, all portfolio securities and instruments, dividends, receivables (including dividends, interest and other receivables), cash, cash equivalents, deferred or prepaid expenses, goodwill, rights and choses in action of or in respect of the Acquired Fund, all other tangible and intangible property owned by the Acquired Fund, originals or copies of all books and records of the Acquired Fund, and all other assets of the Acquired Fund.  The Acquiring Fund shall also be entitled to receive copies of all records that the Acquired Fund is required to maintain under the Investment Company Act of 1940, as amended (“Investment Company Act”), and the rules of the Securities and Exchange Commission (“Commission”) thereunder.

(b)           The Acquired Fund has provided the Acquiring Fund with a list of all of the Acquired Fund’s securities and other assets as of the date of execution of this Agreement, specifically describing all contractual restrictions, if any, on the transfer of such assets.  The Acquired Fund reserves the right to sell any of such securities or other assets before the Closing Date (except to the extent sales may be limited by representations of the Acquired Fund contained herein and made in connection with the issuance of the tax opinion provided for in Section 8.4 hereof).  The Acquired Fund agrees not to acquire any portfolio security or other asset that is not an eligible investment for, or that would violate any investment policy or restriction of, the Acquiring Fund.  For avoidance of doubt, reference is hereby made to Section 5.1 of this Agreement pursuant to which the Acquired Fund agrees to operate its business in the ordinary course and to comply in all material respects with all applicable laws, rules and regulations between the date hereof and the Closing Date.

1.3           Assumed Liabilities.  The Acquired Fund will endeavor to discharge all of its known liabilities and obligations that are or will become due prior to the Valuation Time.  Notwithstanding the foregoing, any liabilities not so discharged as of the Valuation Time shall be Assumed Liabilities, which shall include all of the Acquired Fund’s liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether known or unknown, whether or not arising in the ordinary course of business, whether or not determinable at the Closing Date, and whether or not specifically referred to in this Agreement.  The Acquiring Fund shall assume the Assumed Liabilities at the Closing.

1.4           Liquidation of Acquired Fund; Distribution of Acquiring Fund Shares.  On the Closing Date or as soon thereafter as is practicable, the Acquired Fund shall distribute pro rata to its shareholders of record, determined as of the close of regular trading on the New York Stock Exchange (“NYSE”) on the Closing Date (“Acquired Fund Shareholders”), the Acquiring Fund Shares received by the Acquired Fund pursuant to Section 1.1 hereof.  Each Acquired Fund Shareholder shall receive the number of Acquiring Fund Shares (“Acquired Fund Shares”) that have an aggregate NAV equal to the aggregate NAV of the Acquired Fund Shares held of record by such Acquired Fund Shareholder on the Closing Date.  Such distribution will be accomplished by the Acquired Fund instructing its transfer agent (“Transfer Agent”) to transfer the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund established and maintained by the Transfer Agent in the names of the Acquired Fund Shareholders and representing the respective pro rata number of the Acquiring Fund Shares due the Acquired Fund Shareholders.  The Transfer Agent shall retain evidence of such distribution.  All issued and outstanding Acquired Fund Shares will simultaneously be cancelled on the books of the Acquired Fund, and as soon as practicable thereafter, the Acquired Fund shall be dissolved under the laws of the State of Maryland and in accordance with the Acquired Fund’s Articles of Incorporation (“Charter”) and By-Laws.  The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such exchange.

1.5           Cancellation of Acquired Fund Share Certificates.  Ownership of Acquiring Fund Shares will be shown on the books of the Transfer Agent.  Any certificates representing ownership of Acquired Fund Shares that remain outstanding on the Closing Date shall be deemed to be cancelled and shall no longer evidence ownership of Acquired Fund Shares.

1.6           Transfer Taxes.  Any transfer taxes payable upon issuance of Acquiring Fund Shares in a name other than the registered holder of the Acquired Fund Shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.7           Acquired Fund Reporting Responsibility.  Any reporting responsibility of the Acquired Fund for taxable periods ending on or before the Closing Date, including, but not limited to, the responsibility for filing of regulatory reports, Tax Returns (as defined in Section 4.1(j)(N) below), or other documents with the Commission, any state securities commissions, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

2.	VALUATION

The NAV of the Acquiring Fund Shares and the NAV of the Acquired Fund shall, in each case, be determined as of the close of regular trading on the NYSE, and after the declaration of any dividends by the Acquired Fund, on the Closing Date (such time and date being hereinafter called the “Valuation Time”), computed using the valuation procedures previously approved by the Boards.  All computations of value shall be made by the fund accountant for the Funds (“Administrator”).  The Acquired Fund shall cause the Administrator to deliver a copy of its valuation report to the Acquiring Fund at the Closing.

3.	CLOSING AND CLOSING DATE

3.1           Closing Date and Place.  The Closing Date shall be March 8, 2013, or such later date as the parties may agree to in writing.  All acts necessary to consummate the Reorganization (“Closing”) shall be deemed to take place simultaneously as of the close of business on the Closing Date unless otherwise agreed to by the parties.  The close of business on the Closing Date shall be as of 4:00 p.m. (Eastern time) or such later time on that date as the Acquired Fund’s NAV is calculated in accordance with Article 2 and after the declaration of any dividends by the Acquired Fund.  The Closing shall be held at the offices of the Funds, or at such other place as the parties may agree.

3.2           Delivery of Acquired Assets by Acquired Fund.  State Street Bank & Trust Company (“SSB&T”) serves as custodian and record holder for each Fund, and in that capacity for the Acquiring Fund (“Acquiring Fund Custodian”), SSB&T shall examine the portfolio securities, if any, that are held other than in book-entry form in the name of SSB&T as custodian and record holder for the Acquired Fund (“Acquired Fund Custodian”) no later than three (3) business days preceding the Closing Date, together with a description of all contractual restrictions on the transfer of the Acquired Assets.  Such portfolio securities shall be delivered by the Acquired Fund to the Acquiring Fund Custodian for the account of the Acquiring Fund on the Closing Date, duly endorsed in proper form for transfer, in such condition as to constitute good delivery thereof in accordance with the custom of brokers, and shall be accompanied by all necessary federal and state stock transfer stamps or a check or other appropriate means for the appropriate purchase price thereof.  Portfolio securities held of record by the Acquired Fund Custodian in book-entry form on behalf of the Acquired Fund shall be delivered by the Acquired Fund Custodian through the Depository Trust Company to the Acquiring Fund Custodian and by the Acquiring Fund Custodian recording the beneficial ownership thereof by the Acquiring Fund on the Acquiring Fund Custodian’s records in accordance with the customary practices of the Acquiring Fund Custodian and of each securities depository, as defined by Rule 17f-4 under the Investment Company Act.  Any cash balances maintained by the Acquired Fund shall be delivered by the Acquired Fund Custodian and the Acquiring Fund Custodian crediting such amounts to the account of the Acquiring Fund from the account of the Acquired Fund.

3.3           Custodian Certificate with respect to Delivery of Acquired Assets.  The Acquired Fund shall direct the Acquired Fund Custodian to deliver at the Closing a certificate of an authorized officer stating that:  (a) the Acquired Assets have been delivered in proper form to the Acquiring Fund on the Closing Date; and (b) all necessary transfer Taxes including all applicable federal and state stock transfer stamps, if any, have been paid, or provision for payment has been made in conjunction with the delivery of portfolio securities as part of the Acquired Assets.

3.4           Trading Restriction on Scheduled Closing Date.  If on the Closing Date (a) the NYSE is closed to trading or trading thereon shall be restricted or (b) trading or the reporting of trading on such exchange or elsewhere is disrupted so that accurate appraisal of the NAV of the Acquiring Fund Shares or the Acquired Fund pursuant to Article 2 is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

3.5           Acquired Fund Shareholder List.  The Acquired Fund shall deliver at the Closing a list of the names, addresses, federal taxpayer identification numbers and backup withholding and nonresident alien withholding status and certificates of the Acquired Fund Shareholders and the number and percentage ownership of outstanding Acquired Fund Shares owned by each Acquired Fund Shareholder as of the Valuation Time, certified by the President or the Secretary of the Acquired Fund and its Treasurer, Secretary or other authorized officer (“Shareholder List”) as being an accurate record of the information (a) provided by the Acquired Fund Shareholders, (b) provided by the Acquired Fund’s transfer agent, or (c) derived from the Acquired Fund’s records by such officers or one of the Acquired Fund’s service providers.

3.6           Acquiring Fund Shares Credited to Acquired Fund.  The Acquiring Fund shall issue and deliver to the Acquired Fund a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date, or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund’s account on the books of the Acquiring Fund.  At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request.

4.	REPRESENTATIONS AND WARRANTIES

4.1           Representations and Warranties by Acquired Fund.  Except as set forth on Schedule 4.1 hereto, the Acquired Fund represents, warrants and covenants to the Acquiring Fund, which representations, warranties and covenants are true and correct on the date hereof, as follows:

(a)           The Acquired Fund is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland.  The Acquired Fund has the power to own all of its properties and assets and to perform its obligations under this Agreement.  The Acquired Fund is not required to qualify to do business in any jurisdiction in which it is not so qualified or where failure to qualify would subject it to any material liability or disability.  The Acquired Fund has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as now being conducted;

(b)           The Acquired Fund is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the Investment Company Act is in full force and effect;

(c)           The Acquired Fund is not in violation of, and the execution and delivery of this Agreement and the performance of its obligations under this Agreement will not result in (i) a violation of, any provision of its Charter or Bylaws or any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund is a party or by which the Acquired Fund or any of its assets are bound, or (ii) the acceleration of any obligation, or the imposition of any penalty under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquired Fund is a party or by which it is bound;

(d)           No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as may be required under the Securities Act, the Securities Exchange Act of 1934, as amended (“Exchange Act”), the Investment Company Act, and state securities laws;

(e)           No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to its knowledge threatened against the Acquired Fund or any of the Acquired Fund’s properties or assets.  The Acquired Fund knows of no facts that might form the basis for the institution of such proceedings.  The Acquired Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquired Fund’s business or its ability to consummate the transactions contemplated herein or would be binding upon the Acquiring Fund as the successor to the Acquired Fund;

(f)           All material contracts or other commitments of the Acquired Fund (other than this Agreement, contracts listed in Schedule 4.1 and certain investment contracts, including options, futures and forward contracts) will terminate without liability to the Acquired Fund on or prior to the Closing Date.  Each contract listed in Schedule 4.1 is a valid, binding and enforceable obligation of the Acquired Fund and, to the Acquired Fund’s knowledge, the other parties thereto (assuming due authorization, execution and delivery by the other parties thereto) and the assignment by the Acquired Fund to the Acquiring Fund of each such contract will not result in the termination of such contract, any breach or default thereunder by the Acquired Fund or the imposition of any penalty thereunder;

(g)           The Statement of Assets and Liabilities of the Acquired Fund, and the related Statements of Operations and Changes in Net Assets and Schedule of Investments, as of and for the fiscal year ended August 31, 2012, have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, and are in accordance with U.S. generally accepted accounting principles (“GAAP”) consistently applied and fairly reflect, in all material respects, the financial condition of the Acquired Fund as of such date and the results of its operations for the period then ended, and all liabilities, whether actual or contingent, of the Acquired Fund as of the date thereof required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP are disclosed therein.  No significant deficiency, material weakness, fraud, significant change or other factor that could significantly affect the internal controls of the Acquired Fund has been disclosed or is required to be disclosed in the Acquired Fund’s reports on Form N-CSR to enable the chief executive officer and chief financial officer or other officers of the Acquired Fund to make the certifications required by the Sarbanes-Oxley Act;

(h)           The current prospectus and statement of additional information of the Acquired Fund included in the its registration statement on Form N-1A (true and correct copies of which have been delivered to the Acquiring Fund) and each prospectus and statement of additional information of the Acquired Fund used at all times prior to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the Securities Act and the Investment Company Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(i)           Since the most recent fiscal year end, except as specifically disclosed in the Acquired Fund’s prospectus, or its statement of additional information as in effect on the date of this Agreement, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities, business or prospects, or any incurrence by the Acquired Fund of indebtedness, except for normal contractual obligations incurred in the ordinary course of business or in connection with the settlement of purchases and sales of portfolio securities.  For the purposes of this subsection (i) (but not for any other purpose of this Agreement), a decline in NAV per Acquired Fund Share arising out of its normal investment operations or a decline in market values of securities in the Acquired Fund’s portfolio or a decline in net assets of the Acquired Fund as a result of redemptions shall not constitute a material adverse change;

(j)           (A)           For each taxable year of its operation, the Acquired Fund has satisfied, and for the current taxable year ending on the Closing Date, the Acquired Fund will have satisfied the requirements of Subchapter M of the Code for qualification and treatment as a “regulated investment company.”  The Acquired Fund shall have been eligible to compute its federal income tax under Section 852 of the Code and shall have computed its federal income tax under Section 852 of the Code.  The Acquired Fund will qualify as a regulated investment company as of the Closing Date and will satisfy the diversification requirements of Section 851(b)(3) of the Code without regard to the last sentence of Section 851(d) of the Code.  The Acquired Fund has not taken any action, caused any action to be taken or caused any action to fail to be taken which action or failure could cause the Acquired Fund to fail to qualify as a regulated investment company under the Code;

(A)          Within the times and in the manner prescribed by law, the Acquired Fund has properly filed on a timely basis all Tax Returns (as defined below) that it was required to file, and all such Tax Returns were complete and accurate in all material respects.  The Acquired Fund has not been informed by any jurisdiction that the jurisdiction believes that the Acquired Fund was required to file any Tax Return that was not filed; and the Acquired Fund does not know of any basis upon which a jurisdiction could assert such a position;

(B)           The Acquired Fund has timely paid, in the manner prescribed by law, all Taxes, which were due and payable or which were claimed to be due;

(C)           All Tax Returns filed by the Acquired Fund constitute complete and accurate reports of the respective Tax liabilities and all attributes of the Acquired Fund or, in the case of information returns and payee statements, the amounts required to be reported, and accurately set forth all items required to be included or reflected in such returns;

(D)           The Acquired Fund has not waived or extended any applicable statute of limitations relating to the assessment or collection of Taxes;

(E)           The Acquired Fund has not been notified that any examinations of the Tax Returns of the Acquired Fund are currently in progress or threatened, and no deficiencies have been asserted or assessed against the Acquired Fund as a result of any audit by the Internal Revenue Service or any state, local or foreign taxing authority, and, to its knowledge, no such deficiency has been proposed or threatened;

(F)           The Acquired Fund has no actual or potential liability for any Tax obligation of any taxpayer other than itself.  The Acquired Fund is not and has never been a member of a group of corporations with which it has filed (or been required to file) consolidated, combined or unitary Tax Returns.  The Acquired Fund is not a party to any Tax allocation, sharing, or indemnification agreement;

(G)           The unpaid Taxes of the Acquired Fund for tax periods through the Closing Date do not exceed the accruals and reserves for Taxes (excluding accruals and reserves for deferred Taxes established to reflect timing differences between book and Tax income) set forth on the Statement of Assets and Liabilities, as defined in Section 5.5, rather than in any notes thereto.  All Taxes that the Acquired Fund is or was required by law to withhold or collect have been duly withheld or collected and, to the extent required, have been timely paid to the proper governmental agency;

(H)          The Acquired Fund has delivered to the Acquiring Fund or made available to the Acquiring Fund complete and accurate copies of all Tax Returns of the Acquired Fund, together with all related examination reports and statements of deficiency for all periods not closed under the applicable statutes of limitations and complete and correct copies of all private letter rulings, revenue agent reports, information document requests, notices of proposed deficiencies, deficiency notices, protests, petitions, closing agreements, settlement agreements, pending ruling requests and any similar documents submitted by, received by or agreed to by or on behalf of the Acquired Fund.  The Acquired Fund has disclosed on its federal income Tax Returns all positions taken therein that could give rise to a substantial understatement of federal income Tax within the meaning of Section 6662 of the Code;

(I)            The Acquired Fund has not undergone, has not agreed to undergo, and is not required to undergo (nor will it be required as a result of the transactions contemplated in this Agreement to undergo) a change in its method of accounting resulting in an adjustment to its taxable income pursuant to Section 481 of the Code.  The Acquired Fund will not be required to include any item of income in, or exclude any item of deduction from, taxable income for any taxable period (or portion thereof) ending after the Closing Date as a result of any (i) change in method of accounting for a taxable period ending on or prior to the Closing Date under Section 481(c) of the Code (or any corresponding or similar provision of state, local or foreign income Tax law); (ii) “closing agreement” as described in Section 7121 of the Code (or any corresponding or similar provision of state, local or foreign income Tax law) executed on or prior to the Closing Date; (iii) installment sale or open transaction disposition made on or prior to the Closing Date; or (iv) prepaid amount received on or prior to the Closing Date;

(J)            The Acquired Fund will not have taken or agreed to take any action, and will not be aware of any agreement, plan or other circumstance, that is inconsistent with the representations set forth in the Acquired Fund tax representation certificate to be delivered pursuant to Section 7.4 (“Acquired Fund Tax Representation Certificate”);

(K)           There are (and as of immediately following the Closing there will be) no liens on the assets of the Acquired Fund relating to or attributable to Taxes, except for Taxes not yet due and payable;

(L)          The Tax bases of the assets of the Acquired Fund are accurately reflected on the Acquired Fund’s Tax books and records; and

(M)          For purposes of this Agreement, “Taxes” or “Tax” shall mean all taxes, charges, fees, levies or other similar assessments or liabilities, including without limitation income, gross receipts, ad valorem, premium, value-added, excise, real property, personal property, sales, use, transfer, withholding, employment, unemployment, insurance, social security, business license, business organization, environmental, workers compensation, payroll, profits, license, lease, service, service use, severance, stamp, occupation, windfall profits, customs, duties, franchise and other taxes imposed by the United States of America or any state, local or foreign government, or any agency thereof, or other political subdivision of the United States or any such government, and any interest, fines, penalties, assessments or additions to tax resulting from, attributable to or incurred in connection with any tax or any contest or dispute thereof; and “Tax Returns” shall mean all reports, returns, declarations, statements or other information required to be supplied to a governmental or regulatory authority or agency, or to any other person, in connection with Taxes and any associated schedules or work papers produced in connection with such items;

(k)           All issued and outstanding Acquired Fund Shares are, and at the Closing Date will be, duly authorized, legally issued and outstanding, fully paid and non-assessable by the Acquired Fund.  All of the issued and outstanding Acquired Fund Shares will, at the time of Closing, be held of record by the persons and in the amounts set forth in the Shareholder List submitted to the Acquiring Fund pursuant to Section 3.5 hereof.  The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquired Fund Shares, nor is there outstanding any security convertible into any Acquired Fund Shares;

(l)           At the Closing Date, the Acquired Fund will have good and marketable title to the Acquired Assets, and full right, power and authority to sell, assign, transfer and deliver the Acquired Assets to the Acquiring Fund, and, upon delivery and payment for the Acquired Assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, except such restrictions as might arise under the Securities Act;

(m)         The Acquired Fund has the power and authority to enter into and perform its obligations under this Agreement.  The execution, delivery and performance of this Agreement by the Acquired Fund have been duly authorized by all necessary action on the part of the Acquired Fund Board and the Acquired Fund Shareholders, and assuming due authorization, execution and delivery by the Acquiring Fund, this Agreement will constitute a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(n)           The information furnished or to be furnished by the Acquired Fund to the Acquiring Fund for use in applications for orders, registration statements, information statements and other documents which may be necessary in connection with the transactions contemplated hereby and any information necessary to compute the performance record of the Acquired Fund is and shall be accurate and complete in all material respects and complies and shall comply in all material respects with federal securities and other laws and regulations applicable thereto or the requirements of any form for which its use is intended, and shall not contain any untrue statement of a material fact or omit to state a material fact necessary to make the information provided not misleading;

(o)           The information included or to be included in the proxy statement (“Proxy Statement”) forming part of the Acquiring Fund’s Registration Statement on Form N-14 filed or to be filed in connection with this Agreement (“Registration Statement”) that has been or will be furnished in writing by the Acquired Fund to the Acquiring Fund for inclusion in the Registration Statement, on the date thereof and at all times prior to the Closing Date, will (i) not contain any statement which, at the time and in the light of the circumstances under which it is made, is false or misleading with respect to any material fact, or which omits to state any material fact necessary in order to make the statements therein not false or misleading, and (ii) comply or will comply in all material respects with the provisions of the Securities Act, the Exchange Act and the Investment Company Act and the rules and regulations thereunder.

(p)           All of the issued and outstanding Acquired Fund Shares have been offered for sale and sold in compliance in all material respects with all applicable federal and state securities laws;

(q)           The Acquired Fund currently complies in all material respects with, and since its organization has complied in all material respects with, the requirements of, and the rules and regulations under, the Investment Company Act, the Securities Act, the Exchange Act, state “Blue Sky” laws and all other applicable federal and state laws or regulations.  The Acquired Fund currently complies in all material respects with, and since its organization has complied in all material respects with, all investment objectives, policies, guidelines and restrictions and any compliance procedures established by the Acquired Fund.  All advertising and sales material used by the Acquired Fund complies in all material respects with and has complied in all material respects with the applicable requirements of the Securities Act, the Investment Company Act, the rules and regulations of the Commission, and, to the extent applicable, the conduct rules of the Financial Industry Regulatory Authority (“FINRA”) and any applicable state regulatory authority.  All registration statements, prospectuses, reports or other filings required to be made or filed with the Commission, FINRA, or any state securities authorities by the Acquired Fund have been duly filed and have been approved or declared effective, if such approval or declaration of effectiveness is required by law.  Such registration statements, prospectuses, reports and other filings under the Securities Act, the Exchange Act and the Investment Company Act (i) are or were in compliance in all material respects with the requirements of all applicable statutes and the rules and regulations thereunder and (ii) do not or did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not false or misleading; and

(r)            The Acquired Fund Tax Representation Certificate will not on the Closing Date contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading.

4.2           Representations and Warranties by Acquiring Fund.  Except as set forth in Schedule 4.2 hereto, the Acquiring Fund represents, warrants and covenants to the Acquired Fund, which representations, warranties and covenants are true and correct on the date hereof, as follows:

(a)           The Acquiring Fund is a Massachusetts business trust duly organized, validly existing and in good standing under the laws of the State of Massachusetts.  The Acquiring Fund has the power to own all of its properties and assets and to perform the obligations under this Agreement.  The Acquiring Fund is not required to qualify to do business in any jurisdiction in which it is not so qualified or where failure to qualify would subject it to any material liability or disability.  The Acquiring Fund has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as now being conducted;

(b)           The Acquiring Fund is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the Investment Company Act is in full force and effect;

(c)           The Registration Statement, including the Proxy Statement and any amendments or supplements to the Registration Statement (other than written information furnished by the Acquired Fund for inclusion therein, as covered by the Acquired Fund’s warranties in Sections 4.1(n) and 4.1(o) hereof), on the date thereof and at all times prior to the Closing Date relates, will (i) not contain any statement which, at the time and in the light of the circumstances under which it is made, is false or misleading with respect to any material fact, or which omits to state any material fact necessary in order to make the statements therein not false or misleading and (ii) comply in all material respects with the provisions of the Securities Act, the Exchange Act and the Investment Company Act and the rules and regulations thereunder.

(d)           The Acquiring Fund is not in violation of, and the execution and delivery of this Agreement and performance of its obligations under this Agreement will not result in (i) a violation of, any provisions of its Charter or Bylaws or any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which the Acquiring Fund or any of its assets is bound or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Fund is a party or by which it is bound;

(e)            No consent, approval, authorization or order of or filing with any court or governmental authority is required for the execution of this Agreement or the consummation of the transactions contemplated by the Agreement by the Acquiring Fund, except such as may be required under the Securities Act, the Exchange Act, the Investment Company Act, and state securities laws;

(f)            No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to its knowledge threatened against the Acquiring Fund or any of the Acquiring Fund’s properties or assets.  The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings.  The Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquiring Fund’s business or its ability to consummate the transactions contemplated herein;

(g)           The Statement of Assets and Liabilities of the Acquiring Fund, and the related Statements of Operations and Changes in Net Assets and Schedule of Investments, as of and for the fiscal year ended January 31, 2012, have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, and are in accordance with GAAP consistently applied and fairly reflect, in all material respects, the financial condition of the Acquiring Fund as of such date and the results of its operations for the period then ended, and all liabilities, whether actual or contingent, of the Acquiring Fund as of the date thereof required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP are disclosed therein.  The Statement of Assets and Liabilities of the Acquiring Fund, and the related Statements of Operations and Changes in Net Assets and Schedule of Investments (unaudited) as of and for the six months ended July 31, 2012 are in accordance with GAAP consistently applied and fairly reflect, in all material respects, the financial condition of the Acquiring Fund as of such date and the results of its operations for the period then ended, and all liabilities, whether actual or contingent, of the Acquiring Fund as of such date required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP are disclosed therein.  No significant deficiency, material weakness, fraud, significant change or other factor that could significantly affect the internal controls of the Acquiring Fund has been disclosed or is required to be disclosed in the Acquiring Fund’s reports on Form N-CSR to enable the chief executive officer and chief financial officer or other officers of the Acquiring Fund to make the certifications required by the Sarbanes-Oxley Act;

(h)           The current prospectus and statement of additional information of the Acquiring Fund included in its registration statement on Form N-1A (true and correct copies of which have been delivered to the Acquired Fund) and each prospectus and statement of additional information of the Acquiring Fund used at all times prior to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the Securities Act and the Investment Company Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(i)           Since the most recent fiscal year end, except as specifically disclosed in the Acquiring Fund’s prospectus, its statement of additional information as in effect on the date of this Agreement, or its semi-annual report for the six-month period ended July 31, 2012, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities, business or prospects, or any incurrence by the Acquiring Fund of indebtedness, except for normal contractual obligations incurred in the ordinary course of business or in connection with the settlement of purchases and sales of portfolio securities.  For the purposes of this subsection (i) (but not for any other purpose of this Agreement), a decline in NAV per Acquiring Fund share arising out of its normal investment operations or a decline in market values of securities in the Acquiring Fund’s portfolio or a decline in net assets of the Acquiring Fund as a result of redemptions shall not constitute a material adverse change;

(j)           (A)           For each taxable year of its operation, the Acquiring Fund has satisfied, and for the current taxable year the Acquiring Fund will satisfy, the requirements of Subchapter M of the Code for qualification and treatment as a “regulated investment company.”  The Acquiring Fund shall have been eligible to compute its federal income tax under Section 852 of the Code and shall have computed its federal income tax under Section 852 of the Code.  The Acquiring Fund will qualify as a regulated investment company as of the Closing Date and will satisfy the diversification requirements of Section 851(b)(3) of the Code without regard to the last sentence of Section 851(d) of the Code.  For any taxable year not yet completed as of the end of the day on the Closing Date, the Acquiring Fund reasonably expects that it will be able to meet the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and will be eligible to compute its federal income tax under Section 852 of the Code.  The Acquiring Fund has not taken any action, caused any action to be taken or caused any action to fail to be taken which action or failure could cause the Acquiring Fund to fail to qualify as a regulated investment company under the Code;

(A)          Within the times and in the manner prescribed by law, the Acquiring Fund has properly filed on a timely basis all Tax Returns that it was required to file, and all such Tax Returns were complete and accurate in all material respects.  The Acquiring Fund has not been informed by any jurisdiction that the jurisdiction believes that the Acquiring Fund was required to file any Tax Return that was not filed; and the Acquiring Fund does not know of any basis upon which a jurisdiction could assert such a position;

(B)           The Acquiring Fund has timely paid, in the manner prescribed by law, all Taxes, which were due and payable or which were claimed to be due;

(C)           All Tax Returns filed by the Acquiring Fund constitute complete and accurate reports of the respective Tax liabilities and all attributes of the Acquiring Fund or, in the case of information returns and payee statements, the amounts required to be reported, and accurately set forth all items required to be included or reflected in such returns;

(D)           The Acquiring Fund has not waived or extended any applicable statute of limitations relating to the assessment or collection of Taxes;

(E)           The Acquiring Fund has not been notified that any examinations of the Tax Returns of the Acquiring Fund are currently in progress or threatened, and no deficiencies have been asserted or assessed against the Acquiring Fund as a result of any audit by the Internal Revenue Service or any state, local or foreign taxing authority, and, to its knowledge, no such deficiency has been proposed or threatened;

(F)           The Acquiring Fund has no actual or potential liability for any Tax obligation of any taxpayer other than itself.  The Acquiring Fund is not and has never been a member of a group of corporations with which it has filed (or been required to file) consolidated, combined or unitary Tax Returns.  The Acquiring Fund is not a party to any Tax allocation, sharing, or indemnification agreement;

(G)           The unpaid Taxes of the Acquiring Fund for tax periods through the Closing Date do not exceed the accruals and reserves for Taxes (excluding accruals and reserves for deferred Taxes established to reflect timing differences between book and Tax income) included in the calculation of the Acquiring Fund’s NAV as of the Valuation Time.  All Taxes that the Acquiring Fund is or was required by law to withhold or collect have been duly withheld or collected and, to the extent required, have been timely paid to the proper governmental agency;

(H)           The Acquiring Fund has delivered to the Acquiring Fund or made available to the Acquiring Fund complete and accurate copies of all Tax Returns of the Acquiring Fund, together with all related examination reports and statements of deficiency for all periods not closed under the applicable statutes of limitations and complete and correct copies of all private letter rulings, revenue agent reports, information document requests, notices of proposed deficiencies, deficiency notices, protests, petitions, closing agreements, settlement agreements, pending ruling requests and any similar documents submitted by, received by or agreed to by or on behalf of the Acquiring Fund.  The Acquiring Fund has disclosed on its federal income Tax Returns all positions taken therein that could give rise to a substantial understatement of federal income Tax within the meaning of Section 6662 of the Code;

(I)           The Acquiring Fund has not undergone, has not agreed to undergo, and is not required to undergo (nor will it be required as a result of the transactions contemplated in this Agreement to undergo) a change in its method of accounting resulting in an adjustment to its taxable income pursuant to Section 481 of the Code.  The Acquiring Fund will not be required to include any item of income in, or exclude any item of deduction from, taxable income for any taxable period (or portion thereof) ending after the Closing Date as a result of any (i) change in method of accounting for a taxable period ending on or prior to the Closing Date under Section 481(c) of the Code (or any corresponding or similar provision of state, local or foreign income Tax law); (ii) “closing agreement” as described in Section 7121 of the Code (or any corresponding or similar provision of state, local or foreign income Tax law) executed on or prior to the Closing Date; (iii) installment sale or open transaction disposition made on or prior to the Closing Date; or (iv) prepaid amount received on or prior to the Closing Date;

(J)           The Acquiring Fund will not have taken or agreed to take any action, and will not be aware of any agreement, plan or other circumstance, that is inconsistent with the representations set forth in the Acquiring Fund tax representation certificate to be delivered pursuant to Section 6.4 (“Acquiring Fund Tax Representation Certificate”);

(K)          There are (and as of immediately following the Closing there will be) no liens on the assets of the Acquiring Fund relating to or attributable to Taxes, except for Taxes not yet due and payable; and

(L)          The Tax bases of the assets of the Acquiring Fund are accurately reflected on the Acquiring Fund’s Tax books and records; and

(k)           The Acquiring Fund Shares to be issued and delivered to the Acquired Fund for the account of the Acquired Fund Shareholders pursuant to the terms of this Agreement will have been duly authorized on the Closing Date and, when so issued and delivered, will be legally issued and outstanding, fully paid and non-assessable by the Acquiring Fund.  The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund shares, nor is there outstanding any security convertible into any Acquiring Fund shares;

(l)            The Acquiring Fund has the power and authority to enter into and perform its obligations under this Agreement.  The execution, delivery and performance of this Agreement by the Acquiring Fund have been duly authorized by all necessary action on the part of the Acquiring Fund Board, and, assuming due authorization, execution and delivery by the Acquired Fund, this Agreement will constitute a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(m)           The information furnished or to be furnished in writing by the Acquiring Fund to the Acquired Fund for use in applications for orders, registration statements, information statements and other documents which may be necessary in connection with the transactions contemplated hereby is and shall be accurate and complete in all material respects and complies and shall comply in all material respects with federal securities and other laws and regulations applicable thereto or the requirements of any form for which its use is intended, and shall not contain any untrue statement of a material fact or omit to state a material fact necessary to make the information provided not misleading;

(n)           The Acquiring Fund currently complies in all material respects with, and since its organization has complied in all material respects with, the requirements of, and the rules and regulations under, the Investment Company Act, the Securities Act, the Exchange Act, state “Blue Sky” laws and all other applicable federal and state laws or regulations.  The Acquiring Fund currently complies in all material respects with, and since its organization has complied in all material respects with, all investment objectives, policies, guidelines and restrictions and any compliance procedures established by the Acquiring Fund.  All advertising and sales material used by the Acquiring Fund complies in all material respects with and has complied in all material respects with the applicable requirements of the Securities Act, the Investment Company Act, the rules and regulations of the Commission, and, to the extent applicable, the Conduct Rules of FINRA and any applicable state regulatory authority.  All registration statements, prospectuses, reports, proxy materials or other filings required to be made or filed with the Commission, FINRA or any state securities authorities by the Acquiring Fund have been duly filed and have been approved or declared effective, if such approval or declaration of effectiveness is required by law.  Such registration statements, prospectuses, reports, proxy materials and other filings under the Securities Act, the Exchange Act and the Investment Company Act (i) are or were in compliance in all material respects with the requirements of all applicable statutes and the rules and regulations thereunder and (ii) do not or did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not false or misleading; and

(o)           The Acquiring Fund Tax Representation Certificate will not on the Closing Date contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading.

5.	COVENANTS OF THE FUNDS

5.1           Ordinary Course Pending Closing.  Each Fund will operate its respective business in the ordinary course of business and will comply in all material respects with all applicable laws, rules and regulations between the date hereof and the Closing Date.  It is understood that such ordinary course of business will include the declaration and payment of customary dividends and other distributions and any other dividends and other distributions necessary or advisable (except to the extent dividends or other distributions that are not customary may be limited by representations made in connection with the issuance of the tax opinion described in Article 8 hereof), in each case payable either in cash or in additional shares.

5.2           Form N-14.   The Acquiring Fund will promptly prepare and file with the Commission the Registration Statement.  The Acquired Fund will provide the Acquiring Fund with information reasonably requested for the preparation of the Registration Statement in compliance with the Securities Act, the Exchange Act, and the Investment Company Act.

5.3           Distribution of Acquiring Fund Shares in Liquidation Only.  The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired by the Acquired Fund for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

5.4           Information Regarding Acquired Fund Shareholders.  The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund Shares.

5.5           Closing Statement.  The Acquired Fund shall furnish to the Acquiring Fund on the Closing Date an unaudited statement of assets and liabilities of the Acquired Fund (“Statement of Assets and Liabilities”) as of the Valuation Time setting forth the NAV (as computed pursuant to Article 2) of the Acquired Fund as of the Valuation Time, which statement shall be prepared in accordance with GAAP consistently applied and certified by the Acquired Fund’s Treasurer or Assistant Treasurer.  As promptly as practicable, but in any case within 30 days after the Closing Date, the Acquired Fund shall furnish to the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Acquired Fund for federal income tax purposes, and of any capital loss carryovers and other items that will be carried over to the Acquiring Fund under the Code, and which statement will be certified by the Treasurer of the Acquired Fund.

5.6           Further Assurances.

(a)           Subject to the provisions of this Agreement, each Fund will take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate the transactions contemplated by this Agreement.

(b)           Each Funds will use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

5.7           Cooperation.

(a)           The Acquired Fund will, from time to time, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments and will take or cause to be taken such further actions as the Acquiring Fund may reasonably deem necessary or desirable in order to carry out the intent and purpose of this Agreement.

(b)           The Acquiring Fund will, from time to time, as and when reasonably requested by the Acquired Fund, execute and deliver or cause to be executed and delivered all such assumptions and other instruments and will take or cause to be taken such further actions as the Acquired Fund may reasonably deem necessary or desirable in order to carry out the intent and purpose of this Agreement.

5.8           Tax Compliance.

(a)           Neither Fund shall take any action that is inconsistent with the representations set forth in, with respect to the Acquired Fund, the Acquired Fund Tax Representation Certificate and, with respect to the Acquiring Fund, the Acquiring Fund Tax Representation Certificate.

(b)           From and after the date of this Agreement and until the Closing Date, each of the Funds shall use its commercially reasonable efforts to cause the Reorganization to qualify, and will not knowingly take any action, cause any action to be taken, fail to take any action or cause any action to fail to be taken, which action or failure to act could prevent the Reorganization from qualifying, as a reorganization under the provisions of Section 368(a) of the Code.  The parties hereby adopt this Agreement as a “plan of reorganization” within the meaning of Sections 1.368-2(g) and 1.368-3(a) of the income tax regulations promulgated under the Code.  Unless otherwise required pursuant to a “determination” within the meaning of Section 1313(a) of the Code, the parties hereto shall treat and report the transactions contemplated hereby as a reorganization within the meaning of Section 368(a)(1)(D) of the Code and shall not take any position inconsistent with such treatment.

(c)           From and after the date of this Agreement and through the time of the Closing, each Fund shall use its commercially reasonable efforts to cause it to qualify, and will not knowingly take any action, cause any action to be taken, fail to take any action or cause any action to fail to be taken, which action or failure to act could prevent it from qualifying as a regulated investment company under the provisions of Subchapter M of the Code.

(d)           The Acquired Fund shall prepare, or cause to be prepared, all Tax Returns of the Acquired Fund for taxable periods that end on or before the Closing Date and shall timely file, or cause to be timely filed, all such Tax Returns.  The Acquired Fund shall make any payments of Taxes required to be made by it with respect to any such Tax Returns.

6.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

The obligations of the Acquired Fund to complete the transactions provided for herein shall be, at its election, subject to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions, unless waived by the Acquired Fund in writing (other than the condition set forth in Section 6.4, which condition is not waivable):

6.1           Acquiring Fund Representations and Warranties.  All representations and warranties by the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof (in each case, as such representations and warranties would read as if all qualifications as to materiality were deleted therefrom) and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

6.2           Acquiring Fund Covenants.  The Acquiring Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by Acquiring Fund on or before the Closing Date.  The Acquiring Fund shall have executed and delivered an assumption of the Assumed Liabilities and all such other agreements and instruments as the Acquired Fund may reasonably deem necessary or desirable in order to vest in and confirm (a) the Acquired Fund’s title to and possession of the Acquiring Fund Shares to be delivered hereunder and (b) the Acquiring Fund’s assumption of the Assumed Liabilities, and to otherwise carry out the intent and purpose of this Agreement;

6.3           Acquiring Fund Officers’ Certificate.  The Acquiring Fund shall have delivered on the Closing Date to the Acquired Fund a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer and dated as of the Closing Date, to the effect that (i) the representations and warranties of the Acquiring Fund made in this Agreement are true and correct in all material respects at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, (ii) each of the conditions to Closing in this Article 6 has been met, and (iii) as to such other matters as the Acquired Fund shall reasonably request; and

6.4           Acquiring Fund Tax Representation Certificate.  The Acquiring Fund shall have delivered to the Acquired Fund and Wilmer Cutler Pickering Hale and Dorr LLP an Acquiring Fund Tax Representation Certificate, satisfactory to the Acquired Fund and Wilmer Cutler Pickering Hale and Dorr LLP, concerning certain tax-related matters with respect to the Acquiring Fund.

7.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Acquiring Fund to complete the transactions provided for herein shall be, at its election, subject to the performance by the Acquired Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following further conditions, unless waived by the Acquiring Fund in writing (other than the condition set forth in Section 7.4, which condition is not waivable):

7.1           Acquired Fund Representations and Warranties.  All representations and warranties of the Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof (in each case, as such representations and warranties would read as if all qualifications as to materiality were deleted therefrom) and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

7.2           Acquired Fund Covenants.  The Acquiring Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Fund on or before the Closing Date.  The Acquired Fund shall have delivered to the Acquiring Fund the Statement of Assets and Liabilities of the Acquired Fund pursuant to Section 5.5, together with a list of its portfolio securities showing the federal income Tax bases and holding periods of such securities, as of the Closing Date, certified by the its Treasurer or Assistant Treasurer.  The Acquired Fund shall have executed and delivered all such assignments and other instruments of transfer as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm the Acquiring Fund’s title to and possession of all the Acquired Assets and to otherwise carry out the intent and purpose of this Agreement.

7.3           Acquired Fund Officers’ Certificate.  The Acquired Fund shall have delivered on the Closing Date to the Acquiring Fund a certificate executed in its name by its President or Vice President and a Treasurer or Assistant Treasurer and dated as of the Closing Date, to the effect that (i) the representations and warranties of the Acquired Fund made in this Agreement are true and correct in all material respects at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, (ii) each of the conditions to Closing in this Article 7 has been met, and (iii) as to such other matters as the Acquiring Fund shall reasonably request; and

7.4           Acquired Fund Tax Representation Certificate.  The Acquired Fund shall have delivered to the Acquiring Fund and Wilmer Cutler Pickering Hale and Dorr LLP an Acquired Fund Tax Representation Certificate, satisfactory to the Acquiring Fund and Wilmer Cutler Pickering Hale and Dorr LLP, concerning certain tax-related matters with respect to the Acquired Fund.

8.	FURTHER CONDITIONS PRECEDENT

If any of the conditions set forth below does not exist on or before the Closing Date with respect to either party hereto, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1           No Proceedings. On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

8.2           Consents. All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities) deemed necessary by either party hereto to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of either party hereto, provided that either party may waive any such conditions for itself;

8.3           Registration Statement Effective.   The Registration Statement shall have become effective under the Securities Act and no stop orders suspending the effectiveness of the Registration Statement shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the Securities Act;

8.4           Tax Opinion.  The parties shall have received the opinion of Wilmer Cutler Pickering Hale and Dorr LLP, dated the Closing Date, satisfactory to each Fund and subject to customary assumptions and qualifications, substantially to the effect that for federal income tax purposes the acquisition by the Acquiring Fund of the Acquired Assets in exchange for the issuance of Acquiring Fund Shares to the Acquired Fund and the assumption of the Assumed Liabilities by the Acquiring Fund, followed by the distribution by the Acquired Fund, in liquidation of the Acquired Fund, of Acquiring Fund Shares to the Acquired Fund Shareholders in exchange for their Acquired Fund Shares and the dissolution of the Acquired Fund, will constitute a “reorganization” within the meaning of Section 368(a) of the Code. Neither party may waive the condition set forth in this Paragraph; and

8.5           Distribution by Acquired Fund of Income and Capital Gains. The Acquired Fund shall have distributed to its shareholders, in a distribution or distributions qualifying for the deduction for dividends paid under Section 561 of the Code, all of its investment company taxable income (as defined in Section 852(b)(2) of the Code determined without regard to Section 852(b)(2)(D) of the Code) for its taxable year ending on the Closing Date, all of the excess of (i) its interest income excludable from gross income under Section 103(a) of the Code over (ii) its deductions disallowed under Sections 265 and 171(a)(2) of the Code for its taxable year ending on the Closing Date, and all of its net capital gain (as such term is used in Sections 852(b)(3)(A) and (C) of the Code), after reduction by any available capital loss carry-forward, for its taxable year ending on the Closing Date.

9.	BROKERAGE FEES AND EXPENSES

9.1           No Broker Fees. Each party hereto represents and warrants to the other party hereto that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

9.2           Expenses.  The expenses relating to the Reorganization will be borne by the Funds and allocated between the Funds based on their relative asset size.

10.	ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

10.1         Entire Agreement.  Neither party has made any representation, warranty or covenant not set forth herein and this Agreement constitutes the entire agreement between the parties.

10.2         Survival.  The covenants to be performed after the Closing by either party shall survive the Closing.  The representations and warranties and all other covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder and shall dissolve on the Closing.  Notwithstanding any other provision of this Agreement to the contrary, neither the Acquired Fund nor any of the directors, officers or agents thereof shall have any liability for any damages that result from, arise out of or are connected with any breach of any representation or warranty of the Acquired Fund made in Section 4.1 or pursuant to Section 7.3 of this Agreement.  Notwithstanding any other provision of this Agreement to the contrary, neither the Acquiring Fund nor any of the directors, officers or agents thereof shall have any liability for any damages that result from, arise out of or are connected with any breach of any representation or warranty of the Acquiring Fund made in Section 4.2 or pursuant to Section 6.3 of this Agreement.

11.	TERMINATION

11.1         Termination.   This Agreement may be terminated by either Fund at any time prior to the Closing Date.

11.2         Expenses upon Termination.   In the event of any such termination, there shall be no liability for damages on the part of the Acquiring Fund, the Acquired Fund, or the directors or officers of either Fund, but, each party shall bear the expenses incurred by it incidental to the preparation and carrying out of this Agreement.

12.	AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as the Funds may mutually agree in writing.

13.	NOTICES

Any notice, report, statement or demand required or permitted by any provision of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to the applicable Fund at its principal business address.

14.	HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT

14.1         Headings. The article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

14.2         Counterparts.  This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

14.3         Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York, without giving effect to conflict of laws principles; provided that, in the case of any conflict between those laws and the federal securities laws, the latter shall govern.

14.4         Successors and Assigns. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by either party without the prior written consent of the other party hereto.  Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, or other entity, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

14.5         Massachusetts Business Trust.  The parties acknowledge and agree that the Acquiring Fund is a Massachusetts business trust, the operations of which are governed by its Declaration of Trust, a copy of which is on file with the Office of the Secretary of the Commonwealth of Massachusetts.  It is understood and expressly stipulated and agreed that none of the shareholders, trustees, officers, employees, representatives or agents of the Acquiring Fund shall be personally liable for any acts or obligations of the Acquiring Fund.  All persons dealing with the Acquiring Fund must look solely to the property of the Acquiring Fund for enforcement of any rights, obligations, claims or remedies against the Acquiring Fund.

[End of Text]

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as of the date first set forth above by its President or Vice President and attested by its Secretary or Assistant Secretary.

Attest:	VALUE LINE U.S. GOVERNMENT SECURITIES FUND, INC.

By:	By:
Name:	Name:
Title:	Title:

Attest:	VALUE LINE CORE BOND FUND

By:	By:
Name:	Name:
Title:	Title:

[Signature Page to Agreement and Plan of Reorganization]

STATEMENT OF ADDITIONAL INFORMATION
Dated January 21, 2013

Value Line U.S. Government Securities Fund, Inc.
(Ticker Symbol: VALBX)

Value Line Core Bond Fund
(formerly, Value Line Aggressive Income Trust)
(Ticker Symbol: VAGIX)

This Statement of Additional Information is not a prospectus.  It should be read in conjunction with the related Proxy Statement/Prospectus, also dated the date of this Statement of Additional Information (the “Proxy Statement/Prospectus”), which relates specifically to the proposed acquisition of the assets, and assumption of the liabilities, of Value Line U.S. Government Securities Fund (“your fund” or the “Acquired Fund”) by Value Line Core Bond Fund (the “Acquiring Fund” and, together with your Fund, the “funds”), in exchange for shares of the Acquiring Fund (the “Reorganization”).   Please retain this Statement of Additional Information for further reference.

The Proxy Statement/Prospectus is available to you free of charge by telephoning 800-243-2729.

INTRODUCTION

This Statement of Additional Information is intended to supplement the information provided in the Proxy Statement/Prospectus relating to the proposed reorganization of your fund into the Acquiring Fund.

EXHIBITS AND DOCUMENTS INCORPORATED BY REFERENCE

The following documents are incorporated herein by reference, unless otherwise indicated.  Shareholders will receive a copy of each document that is incorporated by reference upon any request to receive a copy of this Statement of Additional Information.

1.             Statement of Additional Information of Value Line Core Bond Fund (formerly, Value Line Aggressive Income Trust), dated December 10, 2012 (File No. 811-04471), as filed with the Securities and Exchange Commission on October 5, 2012 in Post-Effective Amendment No. 31 to Value Line Core Bond Fund’s Registration Statement on Form N-1A (Accession No. 0001188112-12-003023), and supplemented on December 10, 2012 pursuant to Rule 497 of the Securities Act of 1933 (Accession No. 0001188112-12-003558) (the “Acquiring Fund SAI”).

2.             Statement of Additional Information of Value Line U.S. Government Securities Fund, Inc., dated January 2, 2012 (File No. 811-03171), as filed with the Securities and Exchange Commission on January 3, 2012 in Post-Effective Amendment No. 37 to Value Line U.S. Government Securities Fund’s Registration Statement on Form N-1A (Accession No. 0001188112-12-000012) and Statement of Additional Information of Value Line U.S. Government Securities Fund, Inc., dated January 2, 2013  (File No. 811-03171), as filed with the Securities and Exchange Commission on [January 2, 2013] in Post-Effective Amendment No. 38 to Value Line U.S. Government Securities Fund’s Registration Statement on Form N-1A (Accession No. [ ]) (the “Acquired Fund SAI”).

3.             Semi-Annual Report of Value Line Core Bond Fund (formerly, Value Line Aggressive Income Trust), dated July 31, 2012 (File No. 811-04471), as filed with the Securities and Exchange Commission on October 4, 2012 (Accession No. 0001188112-12-003009), and amended on December 14, 2012 (Accession No. 0001188112-12-003605) (the “Acquiring Fund Semi-Annual Report”).

4.             Annual Report of Value Line Core Bond Fund (formerly, Value Line Aggressive Income Trust), dated January 31, 2012 (File No. 811-04471), as filed with the Securities and Exchange Commission on March 27, 2012 (Accession No. 0001188112-12-000815) (the “Acquiring Fund Annual Report”).

5.             Annual Report of Value Line U.S. Government Securities Fund, Inc., dated August 31, 2012 (File No. 811-03171), as filed with the Securities and Exchange Commission on November 7, 2012 (Accession No. 0001188112-12-003271), is incorporated herein by reference (the “Acquired Fund Annual Report”).

ADDITIONAL INFORMATION ABOUT THE FUNDS

Fund History, Description, Investments and Risks

For information about the history, investment objectives, policies, risks, and restrictions of the Acquiring Fund and your fund, see “Description of the Fund and Its Investments and Risks” in the Acquiring Fund SAI and Acquired Fund SAI, respectively.

Management, Control Persons and Principal Shareholders of the Funds

For information about the board of directors, officers, control persons, and principal shareholders of the Acquiring Fund and your fund, see “Management of the Fund” in the Acquiring Fund SAI and Acquired Fund SAI, respectively.

Investment Advisory and Other Services and Portfolio Managers

For information about the investment adviser, portfolio managers, principal underwriter, other service providers, and service agreements of the Acquiring Fund and your fund, see “Investment Advisory and Other Services” and “Service and Distribution Plan” in the Acquiring Fund SAI and Acquired Fund SAI, respectively.

Brokerage Allocation and Other Practices

For information about the brokerage practices of the Acquiring Fund and your fund, see “Brokerage Allocation and Other Practices” in the Acquiring Fund SAI and Acquired Fund SAI, respectively.

Capital Stock and Other Securities

For information about the voting rights and other characteristics of shares of the Acquiring Fund and your fund, see “Capital Stock” in the Acquiring Fund SAI and Acquired Fund SAI, respectively.

As indicated in the Acquiring Fund’s SAI, the Acquiring Fund is a Massachusetts business trust and shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable for the obligations of the trust.  However, the Acquiring Fund’s Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Acquiring Fund and provides for the indemnification of shareholders against all claims and liabilities to which shareholders may become subject by reason of being or having been a shareholder.

Purchase, Redemption and Pricing of Shares

For information about the purchase, redemption and pricing of shares of the Acquiring Fund and your fund, see “Purchase, Redemption and Pricing of Shares” in the Acquiring Fund SAI and Acquired Fund SAI, respectively.

Taxation of the Fund

For information about tax matters related to an investment in the Acquiring Fund and your fund, see “Taxes” in the Acquiring Fund SAI and Acquired Fund SAI, respectively.

Underwriters

For information about the principal underwriter and distribution plans of the Acquiring Fund and your fund, see “Investment Advisory and Other Services” and “Service and Distribution Plan” in the Acquiring Fund SAI and Acquired Fund SAI, respectively.

Calculation of Performance Data

For information on the calculation of performance data for the Acquiring Fund and your fund, see “Calculation of Net Asset Value” in the Acquiring Fund SAI and Acquired Fund SAI.  See also the Acquired Fund Annual Report, Acquiring Fund Annual Report, and Acquiring Fund Semi-Annual Report.

Financial Statements

For information on the financial statements of the Acquiring Fund and your fund, see “Financial Statements” in the Acquiring Fund SAI and Acquired Fund SAI.  See also the Acquired Fund Annual Report, Acquiring Fund Annual Report, and Acquiring Fund Semi-Annual Report.

Pro Forma Financial Statements

The following pro forma combined financial statements and related notes are presented to show the effect of the proposed Reorganization at August 31, 2012, as if such Reorganization had taken place on August 31, 2011.  The pro forma financial statements should be read in conjunction with the financial statements of your fund and the Acquiring Fund noted above.

			Value Line U.S. Government Securities Fund, Inc.		Value Line Core Bond Fund, Inc.			Value Line Core Bond Fund, Inc Combined
			Principal		Principal			Principal
	Rate	Maturity	Amount/Shares	Value	Amount/Shares		Value	Amount/Shares	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (49.1)

FEDERAL FARM CREDIT BANK (0.9%)
Federal Farm Credit Bank	1.90%	11/15/2017	$1,000,000	$1,002,396	$	$		$1,000,000	$1,002,396

FEDERAL HOME LOAN BANK (3.1%)
Federal Home Loan Bank	5.00	12/21/2015	2,000,000	2,296,434				2,000,000	2,296,434
Federal Home Loan Bank	5.00	11/17/2017	1,000,000	1,214,557				1,000,000	1,214,557
				3,510,991					3,510,991

FEDERAL HOME LOAN MORTGAGE CORPORATION (17.5%)
Federal Home Loan Mortgage Corporation REMIC Trust Series 2849 Class VA	5.00	8/15/2015	327,691	341,003				327,691	341,003
Federal Home Loan Mortgage Corporation	5.50	7/18/2016	1,000,000	1,189,353				1,000,000	1,189,353
Federal Home Loan Mortgage Corporation	2.00	8/25/2016	1,000,000	1,056,230				1,000,000	1,056,230
Federal Home Loan Mortgage Corporation	1.25	5/12/2017	1,100,000	1,125,962				1,100,000	1,125,962

Federal Home Loan Mortgage Corporation REMIC Trust Series 2767 Class CA	4.00	9/15/2017	56,205	56,468				56,205	56,468
Federal Home Loan Mortgage Corporation Gold PC Pool #E92226	5.00	11/1/2017	4,604	4,995				4,604	4,995
Federal Home Loan Mortgage Corporation	5.13	11/17/2017	1,000,000	1,217,204				1,000,000	1,217,204
Federal Home Loan Mortgage Corporation Gold PC Pool #E93499	5.00	12/1/2017	67,393	73,117				67,393	73,117
Federal Home Loan Mortgage Corporation Gold PC Pool #E92829	5.00	12/1/2017	5,696	6,180				5,696	6,180

Federal Home Loan Mortgage Corporation REMIC Trust Series 2643 Class ME	3.50	3/15/2018	286,236	294,066				286,236	294,066
Federal Home Loan Mortgage Corporation Gold PC Pool #E98960	5.00	9/1/2018	6,786	7,363				6,786	7,363
Federal Home Loan Mortgage Corporation Gold PC Pool #B12822	5.00	3/1/2019	27,243	29,847				27,243	29,847
Federal Home Loan Mortgage Corporation	3.75	3/27/2019	1,000,000	1,165,156				1,000,000	1,165,156
Federal Home Loan Mortgage Corporation Gold PC Pool #B17398	4.50	12/1/2019	15,848	17,120				15,848	17,120
Federal Home Loan Mortgage Corporation Gold PC Pool #G18044	4.50	3/1/2020	101,902	110,016				101,902	110,016
Federal Home Loan Mortgage Corporation Gold PC Pool #B18034	4.50	4/1/2020	69,076	74,577				69,076	74,577
Federal Home Loan Mortgage Corporation Gold PC Pool #J12462	4.00	6/1/2020	303,853	325,913				303,853	325,913
Federal Home Loan Mortgage Corporation Gold PC Pool #J00118	5.00	10/1/2020	16,056	17,437				16,056	17,437
Federal Home Loan Mortgage Corporation Gold PC Pool #J00139	5.00	10/1/2020	252,205	273,625				252,205	273,625
Federal Home Loan Mortgage Corporation Gold PC Pool #G11986	5.00	4/1/2021	11,484	12,464				11,484	12,464
Federal Home Loan Mortgage Corporation Gold PC Pool #G12319	5.00	6/1/2021	15,802	17,161				15,802	17,161
Federal Home Loan Mortgage Corporation Gold PC Pool #G14216	3.50	7/1/2021	783,850	829,834				783,850	829,834
Federal Home Loan Mortgage Corporation Gold PC Pool #J03233	5.00	8/1/2021	83,115	90,213				83,115	90,213
Federal Home Loan Mortgage Corporation Gold PC Pool #G12381	5.00	9/1/2021	360,204	391,189				360,204	391,189

Federal Home Loan Mortgage Corporation REMIC Trust Series 2773 Class DA	5.00	6/15/2022	7,862	7,859				7,862	7,859
Federal Home Loan Mortgage Corporation Gold PC Pool #J08096	5.00	6/1/2023	187,436	202,711				187,436	202,711
Federal Home Loan Mortgage Corporation Gold PC Pool #J09098	5.00	12/1/2023	217,158	236,144				217,158	236,144
Federal Home Loan Mortgage Corporation REMIC Trust Series 3132 Class MA	5.50	12/15/2023	12,577	12,592				12,577	12,592
Federal Home Loan Mortgage Corporation Gold PC Pool #J09739	4.50	5/1/2024	562,001	604,471				562,001	604,471

Federal Home Loan Mortgage Corporation REMIC Trust Series 3147 Class YE	5.50	7/15/2024	3,942	3,941				3,942	3,941
Federal Home Loan Mortgage Corporation Gold PC Pool #J11210	4.00	11/1/2024	368,908	393,154				368,908	393,154
Federal Home Loan Mortgage Corporation Gold PC Pool #J11587	4.00	1/1/2025	643,199	703,764				643,199	703,764
Federal Home Loan Mortgage Corporation Gold PC Pool #E02704	4.50	7/1/2025	151,812	163,189				151,812	163,189

			Value Line U.S. Government Securities Fund, Inc.		Value Line Core Bond Fund, Inc.		Value Line Core Bond Fund, Inc Combined
			Principal		Principal		Principal
	Rate	Maturity	Amount/Shares	Value	Amount/Shares	Value	Amount/Shares	Value
Federal Home Loan Mortgage Corporation REMIC Trust Series 3567 Class BJ	4.50	6/15/2027	455,707	478,308			455,707	478,308
Federal Home Loan Mortgage Corporation Gold PC Pool #C91239	4.50	3/1/2029	279,532	302,224			279,532	302,224

Federal Home Loan Mortgage Corporation REMIC Trust Series 2645 Class NA	3.50	9/15/2031	45,505	46,256			45,505	46,256
Federal Home Loan Mortgage Corporation Gold PC Pool #C77717	6.00	3/1/2033	424,247	475,308			424,247	475,308
Federal Home Loan Mortgage Corporation Gold PC Pool #A29526	5.00	1/1/2035	282,781	307,948			282,781	307,948
Federal Home Loan Mortgage Corporation Gold PC Pool #A29633	5.00	1/1/2035	96,735	105,344			96,735	105,344
Federal Home Loan Mortgage Corporation Pool #783022 (1)	2.37	2/1/2035	213,835	229,529			213,835	229,529
Federal Home Loan Mortgage Corporation Gold PC Pool #A56491	5.00	1/1/2037	115,249	125,272			115,249	125,272
Federal Home Loan Mortgage Corporation Gold PC Pool #G08184	5.00	1/1/2037	106,892	116,188			106,892	116,188
Federal Home Loan Mortgage Corporation Gold PC Pool #A56467	5.50	1/1/2037	194,418	213,559			194,418	213,559
Federal Home Loan Mortgage Corporation Gold PC Pool #A80938	5.50	8/1/2038	294,448	321,697			294,448	321,697

Federal Home Loan Mortgage Corporation REMIC Trust Series 3632 Class AP	3.00	2/15/2040	1,095,086	1,158,317			1,095,086	1,158,317
Federal Home Loan Mortgage Corporation Gold PC Pool #C03516	4.00	9/1/2040	777,004	831,907			777,004	831,907
Federal Home Loan Mortgage Corporation Gold PC Pool #A95803	4.00	12/1/2040	929,876	1,023,111			929,876	1,023,111
Federal Home Loan Mortgage Corporation Gold PC Pool #A96409	3.50	1/1/2041	413,264	437,512			413,264	437,512
Federal Home Loan Mortgage Corporation Gold PC Pool #G06224	3.50	1/1/2041	399,942	423,408			399,942	423,408
Federal Home Loan Mortgage Corporation Gold PC Pool #A97135	4.50	2/1/2041	660,849	715,529			660,849	715,529
Federal Home Loan Mortgage Corporation Gold PC Pool #Q01181	4.50	6/1/2041	78,099	84,561			78,099	84,561
Federal Home Loan Mortgage Corporation Gold PC Pool #Q06307	3.50	2/1/2042	186,694	197,648			186,694	197,648
Federal Home Loan Mortgage Corporation Gold PC TBA	3.50	12/1/2099	1,000,000	1,057,969			1,000,000	1,057,969

				19,705,913				19,705,913

FEDERAL NATIONAL MORTGAGE ASSOCIATION (24.0%)
Federal National Mortgage Association (2)	2.38	7/28/2015	1,500,000	1,586,029			1,500,000	1,586,029
Federal National Mortgage Association Pool #511823	5.50	5/1/2016	10,642	11,565			10,642	11,565

Federal National Mortgage Association REMIC Trust Series 2005-40 Class VG	4.50	6/25/2016	585,732	610,110			585,732	610,110
Federal National Mortgage Association Pool #615289	5.50	12/1/2016	8,123	8,827			8,123	8,827
Federal National Mortgage Association Pool #622373	5.50	12/1/2016	46,979	51,051			46,979	51,051
Federal National Mortgage Association Pool #631328	5.50	2/1/2017	34,087	37,148			34,087	37,148
Federal National Mortgage Association Pool #623503	6.00	2/1/2017	55,478	59,908			55,478	59,908
Federal National Mortgage Association Pool #643277	5.50	4/1/2017	2,735	2,980			2,735	2,980
Federal National Mortgage Association Pool #638247	5.50	5/1/2017	3,179	3,465			3,179	3,465
Federal National Mortgage Association	1.10	7/11/2017	500,000	504,665			500,000	504,665

Federal National Mortgage Association REMIC Trust Series 2003-52 Class KR	3.50	7/25/2017	23,258	23,290			23,258	23,290
Federal National Mortgage Association Pool #254684	5.00	3/1/2018	89,594	97,596			89,594	97,596
Federal National Mortgage Association Pool #685183	5.00	3/1/2018	27,325	29,766			27,325	29,766
Federal National Mortgage Association Pool #703936	5.00	5/1/2018	39,117	42,611			39,117	42,611
Federal National Mortgage Association Pool #257566	4.50	1/1/2019	263,749	284,837			263,749	284,837
Federal National Mortgage Association Pool #780956	4.50	5/1/2019	463,224	510,251			463,224	510,251
Federal National Mortgage Association Pool #790984	5.00	7/1/2019	142,831	155,589			142,831	155,589
Federal National Mortgage Association Pool #786915	5.00	8/1/2019	169,079	184,920			169,079	184,920
Federal National Mortgage Association Pool #735063	4.50	12/1/2019	369,431	400,355			369,431	400,355

Federal National Mortgage Association REMIC Trust Series 2003-28 Class KA	4.25	3/25/2022	10,824	10,854			10,824	10,854
Federal National Mortgage Association REMIC Trust Series 2003-17 Class ED	4.25	9/25/2022	127,575	130,131			127,575	130,131
Federal National Mortgage Association Pool #890121	5.00	3/1/2023	795,693	866,265			795,693	866,265

Federal National Mortgage Association REMIC Trust Series 2003-38 Class TC	5.00	3/25/2023	80,204	85,240			80,204	85,240
Federal National Mortgage Association Pool #AH8061	4.00	6/1/2026	609,590	653,093			609,590	653,093
Federal National Mortgage Association Pool #AI3053	4.00	7/1/2026	880,174	942,987			880,174	942,987
Federal National Mortgage Association Pool #412682	6.00	3/1/2028	50,530	56,941			50,530	56,941
Federal National Mortgage Association Pool #MA0361	4.00	3/1/2030	515,180	556,844			515,180	556,844
Federal National Mortgage Association	7.25	5/15/2030	1,000,000	1,630,209			1,000,000	1,630,209

			Value Line U.S. Government Securities Fund, Inc.		Value Line Core Bond Fund, Inc.		Value Line Core Bond Fund, Inc Combined
			Principal		Principal		Principal
	Rate	Maturity	Amount/Shares	Value	Amount/Shares	Value	Amount/Shares	Value
Federal National Mortgage Association Pool #MA0616	4.00	1/1/2031	389,798	421,321			389,798	421,321
Federal National Mortgage Association Pool #568625	7.50	1/1/2031	204	212			204	212
Federal National Mortgage Association Pool #571090	7.50	1/1/2031	31,821	32,594			31,821	32,594
Federal National Mortgage Association Pool #MA0641	4.00	2/1/2031	815,637	881,600			815,637	881,600
Federal National Mortgage Association Pool #573935	7.50	3/1/2031	1,747	1,882			1,747	1,882
Federal National Mortgage Association Pool #MA0804	4.00	7/1/2031	780,496	843,616			780,496	843,616
Federal National Mortgage Association Pool #MA3894	4.00	9/1/2031	449,818	486,195			449,818	486,195
Federal National Mortgage Association Pool #629297	6.50	2/1/2032	4,931	5,738			4,931	5,738
Federal National Mortgage Association Pool #626440	7.50	2/1/2032	307,420	377,955			307,420	377,955
Federal National Mortgage Association Pool #634996	6.50	5/1/2032	5,763	6,641			5,763	6,641
Federal National Mortgage Association Pool #254383	7.50	6/1/2032	27,838	34,312			27,838	34,312
Federal National Mortgage Association Pool #MA1107	3.50	7/1/2032	1,687,661	1,802,071			1,687,661	1,802,071
Federal National Mortgage Association Pool #254476	5.50	9/1/2032	94,262	104,301			94,262	104,301
Federal National Mortgage Association Pool #688539	5.50	3/1/2033	3,411	3,770			3,411	3,770
Federal National Mortgage Association Pool #650386	5.00	7/1/2033	193,731	213,335			193,731	213,335
Federal National Mortgage Association Pool #726889	5.50	7/1/2033	106,728	117,962			106,728	117,962
Federal National Mortgage Association Pool #759028	5.50	1/1/2034	135,464	149,722			135,464	149,722
Federal National Mortgage Association Pool #761913	5.50	2/1/2034	145,741	161,233			145,741	161,233
Federal National Mortgage Association Pool #763393	5.50	2/1/2034	116,056	128,272			116,056	128,272
Federal National Mortgage Association Pool #769862	5.50	2/1/2034	110,804	122,398			110,804	122,398
Federal National Mortgage Association Pool #769682	5.00	3/1/2034	10,007	10,997			10,007	10,997

Federal National Mortgage Association REMIC Trust Series 2004-60 Class LB	5.00	4/25/2034	376,920	410,308			376,920	410,308
Federal National Mortgage Association Pool #778141	5.00	5/1/2034	4,384	4,818			4,384	4,818
Federal National Mortgage Association Pool #773586	5.50	6/1/2034	132,151	145,979			132,151	145,979
Federal National Mortgage Association Pool #255311	6.00	7/1/2034	172,695	193,685			172,695	193,685
Federal National Mortgage Association Pool #258149	5.50	9/1/2034	6,328	6,992			6,328	6,992
Federal National Mortgage Association Pool #789150	5.00	10/1/2034	1,359	1,494			1,359	1,494
Federal National Mortgage Association Pool #255496	5.00	11/1/2034	208,127	228,733			208,127	228,733
Federal National Mortgage Association Pool #797154	5.50	11/1/2034	25,382	28,181			25,382	28,181
Federal National Mortgage Association Pool #801063	5.50	11/1/2034	60,699	67,049			60,699	67,049
Federal National Mortgage Association Pool #803675	5.50	12/1/2034	61,649	68,099			61,649	68,099
Federal National Mortgage Association Pool #804683	5.50	12/1/2034	109,013	120,419			109,013	120,419
Federal National Mortgage Association Pool #815813 (1)	2.50	2/1/2035	261,805	279,972			261,805	279,972
Federal National Mortgage Association Pool #255580	5.50	2/1/2035	16,308	18,015			16,308	18,015
Federal National Mortgage Association Pool #735224	5.50	2/1/2035	205,051	226,634			205,051	226,634
Federal National Mortgage Association Pool #896016	6.00	8/1/2036	173,084	191,147			173,084	191,147
Federal National Mortgage Association Pool #901561	5.50	10/1/2036	158,697	174,310			158,697	174,310
Federal National Mortgage Association Pool #919584	6.00	6/1/2037	398,227	439,786			398,227	439,786
Federal National Mortgage Association Pool #943647	5.50	7/1/2037	186,457	204,568			186,457	204,568
Federal National Mortgage Association Pool #AA2531	4.50	3/1/2039	81,396	88,081			81,396	88,081
Federal National Mortgage Association Pool #AA9181	4.50	8/1/2039	264,957	286,718			264,957	286,718

Federal National Mortgage Association REMIC Trust Series 2009-88 Class MA	4.50	10/25/2039	672,366	736,053			672,366	736,053
Federal National Mortgage Association Pool #AD1035	4.50	2/1/2040	64,685	70,199			64,685	70,199
Federal National Mortgage Association Pool #AD5234	4.50	7/1/2040	253,209	274,797			253,209	274,797
Federal National Mortgage Association Pool #AD7136	5.00	7/1/2040	381,396	418,442			381,396	418,442
Federal National Mortgage Association Pool #890236	4.50	8/1/2040	678,827	734,376			678,827	734,376
Federal National Mortgage Association Pool #AD8408	4.50	8/1/2040	1,031,825	1,119,796			1,031,825	1,119,796
Federal National Mortgage Association Pool #AE2078	4.50	8/1/2040	704,472	764,533			704,472	764,533
Federal National Mortgage Association Pool #AD8536	5.00	8/1/2040	296,030	326,187			296,030	326,187
Federal National Mortgage Association Pool #AH5575	4.00	2/1/2041	872,745	936,780			872,745	936,780
Federal National Mortgage Association Pool #AI3051	4.50	7/1/2041	886,830	964,101			886,830	964,101
Federal National Mortgage Association Pool #AI0814	4.50	8/1/2041	917,075	996,982			917,075	996,982
Federal National Mortgage Association Pool #AJ5888	4.50	11/1/2041	304,525	331,059			304,525	331,059
Federal National Mortgage Association Pool #AJ7440	4.50	11/1/2041	648,356	704,848			648,356	704,848

				27,006,795				27,006,795

			Value Line U.S. Government Securities Fund, Inc.		Value Line Core Bond Fund, Inc.		Value Line Core Bond Fund, Inc Combined
			Principal		Principal		Principal
	Rate	Maturity	Amount/Shares	Value	Amount/Shares	Value	Amount/Shares	Value

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (3.6%)
Government National Mortgage Association Pool #003645	4.50	12/20/2019	64,633	70,992			64,633	70,992
Government National Mortgage Association Pool #557681	6.00	8/15/2031	3,308	3,770			3,308	3,770
Government National Mortgage Association Pool #548880	6.00	12/15/2031	44,227	50,400			44,227	50,400
Government National Mortgage Association Pool #551762	6.00	4/15/2032	45,903	52,210			45,903	52,210
Government National Mortgage Association Pool #582415	6.00	11/15/2032	20,058	22,813			20,058	22,813
Government National Mortgage Association Pool #604485	6.00	7/15/2033	203,311	231,815			203,311	231,815
Government National Mortgage Association Pool #622603	6.00	11/15/2033	103,749	117,743			103,749	117,743
Government National Mortgage Association Pool #429786	6.00	12/15/2033	3,293	3,800			3,293	3,800
Government National Mortgage Association Pool #626480	6.00	2/15/2034	6,337	7,246			6,337	7,246
Government National Mortgage Association Pool #605025	6.00	2/15/2034	86,858	98,981			86,858	98,981
Government National Mortgage Association Pool #610944	5.50	4/15/2034	78,864	88,724			78,864	88,724
Government National Mortgage Association Pool #605245	5.50	6/15/2034	36,867	41,372			36,867	41,372
Government National Mortgage Association Pool #583008	5.50	6/15/2034	94,729	106,305			94,729	106,305
Government National Mortgage Association Series 2009-103 Class TK	3.00	9/20/2038	780,964	809,369			780,964	809,369
Government National Mortgage Association Series 2010-151 Class KA	3.00	9/16/2039	846,542	892,382			846,542	892,382
Government National Mortgage Association Series 2011-17 Class EP	3.50	12/16/2039	754,804	795,036			754,804	795,036
Government National Mortgage Association Series 2011-136 Class GB	2.50	5/20/2040	599,923	622,117			599,923	622,117

				4,015,075				4,015,075

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS				55,241,170				55,241,170

(Cost $51,989,530)

U.S. TREASURY OBLIGATIONS (21.1%)
U.S. Treasury Notes	1.88	8/31/2017	450,000	478,055			450,000	478,055
U.S. Treasury Notes	3.13	5/15/2019	1,800,000	2,057,625			1,800,000	2,057,625
U.S. Treasury Notes	3.50	5/15/2020	1,200,000	1,410,281			1,200,000	1,410,281
U.S. Treasury Notes	2.25	7/31/2018	1,500,000	1,626,562			1,500,000	1,626,562
U.S. Treasury Notes	2.38	7/31/2017	700,000	760,211			700,000	760,211
U.S. Treasury Notes	1.50	7/31/2016	3,200,000	3,333,251			3,200,000	3,333,251
U.S. Treasury Notes	3.13	5/15/2021	1,750,000	2,010,176			1,750,000	2,010,176
U.S. Treasury Notes	2.25	11/30/2017	500,000	541,094			500,000	541,094
U.S. Treasury Notes	1.88	9/30/2017	1,300,000	1,380,844			1,300,000	1,380,844
U.S. Treasury Notes	2.38	5/31/2018	1,000,000	1,091,016			1,000,000	1,091,016
U.S. Treasury Notes	2.13	8/15/2021	700,000	743,805			700,000	743,805
U.S. Treasury Notes	1.00	3/31/2017	1,300,000	1,327,321			1,300,000	1,327,321
U.S. Treasury Notes	1.13	5/31/2019	700,000	707,657			700,000	707,657
U.S. Treasury Bonds	7.88	2/15/2021	1,600,000	2,455,000			1,600,000	2,455,000
U.S. Treasury Bonds	6.00	2/15/2026	500,000	740,312			500,000	740,312
U.S. Treasury Bonds	7.25	8/15/2022	150,000	230,344			150,000	230,344
U.S. Treasury Bonds	6.25	5/15/2030	900,000	1,434,656			900,000	1,434,656
U.S. Treasury Bonds	6.13	8/15/2029	300,000	468,047			300,000	468,047
U.S. Treasury Bonds	4.50	5/15/2038	600,000	825,187			600,000	825,187
TOTAL U.S. TREASURY OBLIGATIONS				23,621,444				23,621,444

(Cost $23,067,488)

CORPORATE BONDS & NOTES (25.5%)
BASIC MATERIALS (0.7%)
AK Steel Corp., Guaranteed Notes (3)	7.63	5/15/2020			200,000	177,000	200,000	177,000
FMG Resources Pty Ltd., Guaranteed Notes (3) (4)	7.00	11/1/2015			250,000	245,625	250,000	245,625
United States Steel Corp., Senior Unsecured Notes (3)	6.05	6/1/2017			400,000	400,000	400,000	400,000

						822,625		822,625

			Value Line U.S. Government Securities Fund, Inc.		Value Line Core Bond Fund, Inc.		Value Line Core Bond Fund, Inc Combined
			Principal		Principal		Principal
	Rate	Maturity	Amount/Shares	Value	Amount/Shares	Value	Amount/Shares	Value
COMMUNICATIONS (3.4%)
Cablevision Systems Corp., Senior Unsecured Notes	7.75	4/15/2018			250,000	270,625	250,000	270,625
CenturyLink, Inc., Series T, Senior Unsecured Notes	5.80	3/15/2022			200,000	214,164	200,000	214,164
Cincinnati Bell, Inc., Guaranteed Notes	8.38	10/15/2020			250,000	265,000	250,000	265,000
Crown Castle International Corp., Senior Unsecured Notes	9.00	1/15/2015			300,000	324,375	300,000	324,375
DISH DBS Corp., Guaranteed Notes	7.13	2/1/2016			300,000	330,000	300,000	330,000
DISH DBS Corp., Guaranteed Notes	6.75	6/1/2021			200,000	213,000	200,000	213,000
Frontier Communications Corp., Senior Unsecured Notes (3)	8.50	4/15/2020			150,000	167,250	150,000	167,250
Intelsat Jackson Holdings SA, Guaranteed Notes	7.50	4/1/2021			150,000	162,750	150,000	162,750
MetroPCS Wireless, Inc., Guaranteed Notes	6.63	11/15/2020			350,000	362,250	350,000	362,250
Nielsen Finance LLC / Nielsen Finance Co., Guaranteed Notes	7.75	10/15/2018			250,000	281,250	250,000	281,250
Sprint Capital Corp., Guaranteed Notes	8.75	3/15/2032			350,000	353,500	350,000	353,500
Virgin Media Finance PLC, Guaranteed Notes	5.25	2/15/2022			400,000	419,000	400,000	419,000
Wind Acquisition Finance SA, Secured Notes (4)	11.75	7/15/2017			200,000	183,000	200,000	183,000
Windstream Corp., Guaranteed Notes	7.50	6/1/2022			200,000	204,000	200,000	204,000

						3,750,164		3,750,164

CONSUMER, CYCLICAL (4.6%)
American Axle & Manufacturing, Inc., Guaranteed Notes (3)	7.88	3/1/2017			200,000	207,750	200,000	207,750
Boyd Gaming Corp., Senior Subordinated Notes	6.75	4/15/2014			200,000	200,000	200,000	200,000
Chrysler Group LLC / CG Co-Issuer, Inc., Secured Notes (3)	8.00	6/15/2019			250,000	263,750	250,000	263,750
Cooper Tire & Rubber Co., Senior Unsecured Notes	7.63	3/15/2027			250,000	246,875	250,000	246,875
Dana Holding Corp., Senior Unsecured Notes	6.50	2/15/2019			300,000	320,250	300,000	320,250
Ford Motor Co., Senior Unsecured Notes (3)	7.45	7/16/2031			250,000	308,750	250,000	308,750
Goodyear Tire & Rubber Co. (The), Guaranteed Notes (3)	8.25	8/15/2020			350,000	383,250	350,000	383,250
Gymboree Corp., Guaranteed Notes (3)	9.13	12/1/2018			150,000	142,500	150,000	142,500
Hanesbrands, Inc., Guaranteed Notes	6.38	12/15/2020			300,000	325,500	300,000	325,500
Lear Corp., Guaranteed Notes	7.88	3/15/2018			315,000	345,319	315,000	345,319
Lennar Corp., Series B, Guaranteed Notes	6.50	4/15/2016			115,000	122,762	115,000	122,762
Macy’s Retail Holdings, Inc., Guaranteed Notes	8.13	8/15/2035			200,000	218,647	200,000	218,647
McJunkin Red Man Corp., Senior Secured Notes	9.50	12/15/2016			100,000	109,000	100,000	109,000
Meritor, Inc., Guaranteed Notes (3)	8.13	9/15/2015			300,000	310,875	300,000	310,875
MGM Resorts International, Guaranteed Notes (3)	7.75	3/15/2022			300,000	302,250	300,000	302,250
Navistar International Corp., Guaranteed Notes (3)	8.25	11/1/2021			200,000	190,500	200,000	190,500
PEP Boys-Manny, Moe & Jack (The), Guaranteed Notes	7.50	12/15/2014			300,000	304,128	300,000	304,128
Rite Aid Corp., Senior Secured Notes (3)	9.75	6/12/2016			150,000	164,625	150,000	164,625
Royal Caribbean Cruises Ltd., Senior Unsecured Notes	7.50	10/15/2027			300,000	312,750	300,000	312,750
Scientific Games Corp., Guaranteed Notes	8.13	9/15/2018			140,000	152,250	140,000	152,250
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp.	7.75	8/15/2020			200,000	223,500	200,000	223,500

						5,155,231		5,155,231
CONSUMER, NON-CYCLICAL (5.3%)
Alere, Inc., Guaranteed Notes	9.00	5/15/2016			350,000	362,250	350,000	362,250
American Greetings Corp., Guaranteed Notes	7.38	12/1/2021			150,000	164,250	150,000	164,250
Avis Budget Car Rental LLC / Avis Budget Finance, Inc., Guaranteed Notes	8.25	1/15/2019			250,000	270,000	250,000	270,000
Chiquita Brands International, Inc., Senior Unsecured Notes	7.50	11/1/2014			204,000	202,470	204,000	202,470
CHS / Community Health Systems, Inc., Guaranteed Notes	7.13	7/15/2020			150,000	157,125	150,000	157,125
Constellation Brands, Inc., Guaranteed Notes	6.00	5/1/2022			400,000	449,500	400,000	449,500
CoreLogic, Inc., Guaranteed Notes	7.25	6/1/2021			100,000	107,000	100,000	107,000
DaVita, Inc., Guaranteed Notes	6.63	11/1/2020			77,000	82,198	77,000	82,198
Dean Foods Co., Guaranteed Notes	7.00	6/1/2016			300,000	318,375	300,000	318,375
Del Monte Corp., Guaranteed Notes	7.63	2/15/2019			150,000	149,812	150,000	149,812
Deluxe Corp., Guaranteed Notes	7.00	3/15/2019			300,000	315,375	300,000	315,375

			Value Line U.S. Government Securities Fund, Inc.		Value Line Core Bond Fund, Inc.		Value Line Core Bond Fund, Inc Combined
			Principal		Principal		Principal
	Rate	Maturity	Amount/Shares	Value	Amount/Shares	Value	Amount/Shares	Value
Fresenius Medical Care US Finance II, Inc., Guaranteed Notes (4)	5.88	1/31/2022			200,000	212,500	200,000	212,500
Harland Clarke Holdings Corp., Guaranteed Notes	9.50	5/15/2015			175,000	145,250	175,000	145,250
HCA, Inc., Senior Unsecured Notes	6.50	2/15/2016			250,000	270,000	250,000	270,000
Hertz Corp. (The), Guaranteed Notes	7.38	1/15/2021			400,000	435,000	400,000	435,000
Iron Mountain, Inc., Senior Subordinated Notes (3)	5.75	8/15/2024			150,000	151,500	150,000	151,500
Jarden Corp., Guaranteed Notes	6.13	11/15/2022			200,000	215,000	200,000	215,000
Kinetic Concepts, Inc. / KCI USA, Inc., Secured Notes (4)	10.50	11/1/2018			150,000	152,625	150,000	152,625
R.R. Donnelley & Sons Co., Senior Unsecured Notes	7.25	5/15/2018			250,000	250,000	250,000	250,000
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC, Guaranteed Notes	8.50	5/15/2018			300,000	303,750	300,000	303,750
ServiceMaster Co., Guaranteed Notes	8.00	2/15/2020			200,000	213,250	200,000	213,250
Spectrum Brands, Inc., Guaranteed Notes (4)	6.75	3/15/2020			200,000	210,000	200,000	210,000
United Rentals North America, Inc., Guaranteed Notes (3)	8.38	9/15/2020			150,000	160,500	150,000	160,500
UR Merger Sub Corp., Guaranteed Notes (4)	7.63	4/15/2022			100,000	108,000	100,000	108,000
Valeant Pharmaceuticals International, Guaranteed Notes (3) (4)	6.75	8/15/2021			250,000	253,750	250,000	253,750
Vanguard Health Holding Co. II LLC / Vanguard Holding Co. II, Inc., Guaranteed Notes	7.75	2/1/2019			150,000	156,375	150,000	156,375
Warner Chilcott Co. LLC / Warner Chilcott Finance LLC, Guaranteed Notes	7.75	9/15/2018			100,000	107,750	100,000	107,750

						5,923,605		5,923,605

ENERGY (4.1%)
Atlas Pipeline Partners L.P., Guaranteed Notes	8.75	6/15/2018			175,000	187,687	175,000	187,687
Bill Barrett Corp., Guaranteed Notes	7.63	10/1/2019			350,000	364,000	350,000	364,000
Cie Generale de Geophysique-Veritas, Guaranteed Notes	7.75	5/15/2017			400,000	418,000	400,000	418,000
Concho Resources, Inc., Guaranteed Notes	5.50	10/1/2022			150,000	154,875	150,000	154,875
CONSOL Energy, Inc., Guaranteed Notes	8.25	4/1/2020			250,000	269,375	250,000	269,375
Energy Transfer Equity L.P., Senior Secured Notes	7.50	10/15/2020			150,000	172,500	150,000	172,500
Energy XXI Gulf Coast, Inc., Guaranteed Notes	7.75	6/15/2019			150,000	159,375	150,000	159,375
Forest Oil Corp., Guaranteed Notes (3)	7.25	6/15/2019			350,000	341,250	350,000	341,250
Frontier Oil Corp., Guaranteed Notes	8.50	9/15/2016			300,000	313,140	300,000	313,140
Linn Energy LLC / Linn Energy Finance Corp., Guaranteed Notes	7.75	2/1/2021			250,000	260,625	250,000	260,625
McMoRan Exploration Co., Guaranteed Notes	11.88	11/15/2014			300,000	314,625	300,000	314,625
Peabody Energy Corp., Guaranteed Notes	7.38	11/1/2016			400,000	447,000	400,000	447,000
Plains Exploration & Production Co., Guaranteed Notes	6.63	5/1/2021			400,000	428,000	400,000	428,000
Samson Investment Co., Senior Unsecured Notes (4)	9.75	2/15/2020			150,000	154,500	150,000	154,500
SandRidge Energy, Inc., Guaranteed Notes (4)	8.00	6/1/2018			250,000	260,625	250,000	260,625
SM Energy Co., Senior Unsecured Notes	6.63	2/15/2019			250,000	261,250	250,000	261,250
Targa Resources Partners L.P. / Targa Resources Partners Finance Corp., Guaranteed Notes (4)	6.38	8/1/2022			150,000	156,750	150,000	156,750

						4,663,577		4,663,577

FINANCIAL (1.7%)
Aircastle Ltd., Senior Unsecured Notes	7.63	4/15/2020			150,000	166,125	150,000	166,125
Ally Financial, Inc., Guaranteed Notes	8.00	3/15/2020			400,000	468,000	400,000	468,000
CIT Group, Inc., Senior Unsecured Notes	5.00	8/15/2022			150,000	151,136	150,000	151,136
Citigroup Capital III, Guaranteed Notes	7.63	12/1/2036			135,000	141,797	135,000	141,797
Icahn Enterprises L.P. / Icahn Enterprises Finance Corp., Guaranteed Notes	8.00	1/15/2018			250,000	266,250	250,000	266,250
International Lease Finance Corp., Senior Unsecured Notes	8.25	12/15/2020			250,000	292,785	250,000	292,785
LBG Capital No.1 PLC, Guaranteed Notes (4)	7.88	11/1/2020			250,000	241,859	250,000	241,859
SLM Corp., Senior Unsecured Notes	5.63	8/1/2033			200,000	180,000	200,000	180,000

						1,907,952		1,907,952
INDUSTRIAL (3.5%)
Alliant Techsystems, Inc., Guaranteed Notes (3)	6.88	9/15/2020			350,000	375,375	350,000	375,375
Ball Corp., Guaranteed Notes	5.00	3/15/2022			500,000	525,000	500,000	525,000
Bombardier, Inc., Senior Unsecured Notes (4)	5.75	3/15/2022			200,000	202,500	200,000	202,500
Briggs & Stratton Corp., Guaranteed Notes	6.88	12/15/2020			500,000	542,500	500,000	542,500

			Value Line U.S. Government Securities Fund, Inc.		Value Line Core Bond Fund, Inc.		Value Line Core Bond Fund, Inc Combined
			Principal		Principal		Principal
	Rate	Maturity	Amount/Shares	Value	Amount/Shares	Value	Amount/Shares	Value
Covanta Holding Corp., Senior Unsecured Notes	7.25	12/1/2020			260,000	290,185	260,000	290,185
Crown Americas LLC / Crown Americas Capital Corp. III, Guaranteed Notes	6.25	2/1/2021			200,000	221,000	200,000	221,000
General Cable Corp., Guaranteed Notes	7.13	4/1/2017			400,000	414,000	400,000	414,000
Masco Corp., Senior Unsecured Notes	7.13	3/15/2020			200,000	228,236	200,000	228,236
Navios Maritime Holdings, Inc. / Navios Maritime Finance US, Inc., Senior Secured Notes	8.88	11/1/2017			135,000	137,531	135,000	137,531
Terex Corp., Senior Subordinated Notes (3)	8.00	11/15/2017			400,000	419,000	400,000	419,000
TransDigm, Inc., Guaranteed Notes	7.75	12/15/2018			150,000	167,062	150,000	167,062
USG Corp., Senior Unsecured Notes	6.30	11/15/2016			400,000	384,000	400,000	384,000

						3,906,389		3,906,389

TECHNOLOGY (0.9%)
Advanced Micro Devices, Inc., Senior Unsecured Notes (3)	8.13	12/15/2017			250,000	262,500	250,000	262,500
Broadridge Financial Solutions, Inc., Senior Unsecured Notes	6.13	6/1/2017			81,000	86,959	81,000	86,959
First Data Corp., Guaranteed Notes	9.88	9/24/2015			350,000	357,000	350,000	357,000
Seagate Technology HDD Holdings, Guaranteed Notes	6.80	10/1/2016			300,000	330,750	300,000	330,750

						1,037,209		1,037,209

UTILITIES (1.3%)
AES Corp. (The), Senior Unsecured Notes	8.00	10/15/2017			350,000	408,625	350,000	408,625
Calpine Corp., Senior Secured Notes (4)	7.88	1/15/2023			300,000	339,000	300,000	339,000
GenOn Energy, Inc., Senior Unsecured Notes	7.63	6/15/2014			350,000	374,500	350,000	374,500
NRG Energy, Inc., Guaranteed Notes (3)	8.50	6/15/2019			300,000	321,000	300,000	321,000

						1,443,125		1,443,125

TOTAL CORPORATE BONDS & NOTES						28,609,877		28,609,877
(Cost $27,282,777)

CONVERTIBLE CORPORATE BONDS & NOTES (0.4%)
COMMUNICATIONS (0.1%)
Anixter International, Inc., Senior Unsecured Notes	1.00	2/15/2013			100,000	112,625	100,000	112,625

CONSUMER, CYCLICAL (0.1%)
Group 1 Automotive, Inc., Senior Unsecured Notes (5)	2.25	6/15/2036			100,000	111,000	100,000	111,000

CONSUMER, NON-CYCLICAL (0.2%)
Omnicare, Inc., Guaranteed Notes	3.25	12/15/2035			89,000	86,553	89,000	86,553
Omnicare, Inc., Guaranteed Notes	3.75	4/1/2042			150,000	142,312	150,000	142,312

						228,865		228,865

TOTAL CONVERTIBLE CORPORATE BONDS & NOTES						452,490		452,490
(Cost $428,331)

CONVERTIBLE PREFERRED STOCKS (0.3%)
ENERGY (0.0%)
Apache Corp., Convertible Fixed, Series D, 6.00% (3)	6.00				1,000	49,010	1,000	49,010

FINANCIAL (0.3%)
Bank of America Corp., Series L, 7.25%	7.25				100	105,700	100	105,700
Hartford Financial Services Group, Inc. (The), Series F, 7.25% (3)	7.25				2,000	37,980	2,000	37,980
Wintrust Financial Corp., 7.50%	7.50				3,000	170,964	3,000	170,964

						314,644		314,644

TOTAL CONVERTIBLE PREFERRED STOCKS						363,654		363,654
(Cost $373,585)

		Value Line U.S. Government Securities Fund, Inc.		Value Line Core Bond Fund, Inc.		Value Line Core Bond Fund, Inc Combined
		Principal		Principal		Principal
Rate	Maturity	Amount/Shares	Value	Amount/Shares	Value	Amount/Shares	Value

COMMON STOCKS (0.1%)
FINANCIALS (0.0%)
Hospitality Properties Trust REIT				3,000	72,210	3,000	72,210

UTILITIES (0.1%)
FirstEnergy Corp.				2,000	87,400	2,000	87,400

TOTAL COMMON STOCKS					159,610		159,610
(Cost $141,751)

SHORT-TERM INVESTMENTS (10.1%)

REPURCHASE AGREEMENTS (3.7%)

With Morgan Stanley, 0.16%, dated 8/31/12, due 9/4/12, delivery value $2,500,044 (collateralized by $2,230,000 U.S. Treasury Notes 3.1250% due 05/15/21, with a value of $2,584,778), delivery value $1,700,030 (collateralized by $1,515,000 U.S. Treasury Notes 3.13% due 5/15/21, with a value of $1,756,026), respectively		2,500,000	2,500,000	1,700,000	1,700,000	4,200,000	4,200,000

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES ON LOAN (6.4%)

REPURCHASE AGREEMENTS (6.4%)

Joint Repurchase Agreement with Barclays, 0.19%, dated 8/31/12, due 9/4/12, delivery value $495,895 (collateralized by $505,805 U.S. Treasury Inflation Indexed Bonds 2.125% due 02/15/40, with a value of $505,483), delivery value $1,731,072 (collateralized by $1,765,665 U.S. Treasury Inflation Indexed Bonds 2.13% due 2/15/40, with a value of $1,764,544), respectively		495,884	495,884	1,731,035	1,731,035	2,226,919	2,226,919

Joint Repurchase Agreement with Credit Suisse First Boston, 0.18%, delivery value $515,730 (collateralized by $526,101 U.S. Treasury Note 1.750% due 01/31/14, with a value of $525,343), dated 8/31/12, due 9/4/12, delivery value $1,800,313 (collateralized by $1,836,517 U.S. Treasury Note 1.75% due 1/31/14, with a value of $1,833,870), respectively.		515,720	515,720	1,800,277	1,800,277	2,315,997	2,315,997

Joint Repurchase Agreement with Morgan Stanley, 0.18%, dated 8/31/12, due 9/4/12, delivery value $595,073 (collateralized by $606,962 U.S. Treasury STRIPS 0.000% due 02/15/16–05/15/19, with a value of $606,962), delivery value $2,077,284 (collateralized by $2,118,787 U.S. Treasury STRIPS 0.00% due 2/15/16-5/15/19, with a value of $2,118,787), respectively		595,061	595,061	2,077,243	2,077,243	2,672,304	2,672,304

TOTAL INVESTMENTS OF CASH COLLATERAL FOR SECURITIES ON LOAN
(Cost $5,608,555)			1,606,665		5,608,555		7,215,220

TOTAL SHORT-TERM INVESTMENTS			4,106,665		7,308,555		11,415,220

(Cost $7,308,555)

				Value Line U.S. Government Securities Fund, Inc.		Value Line Core Bond Fund, Inc.		Value Line Core Bond Fund, Inc Combined
				Principal		Principal		Principal
		Rate	Maturity	Amount/Shares	Value	Amount/Shares	Value	Amount/Shares	Value

	TOTAL INVESTMENT SECURITIES (106.6%) (6)				82,969,279		36,894,186		119,863,465
	(Cost $35,534,999)
	EXCESS OF LIABILITIES OVER CASH AND OTHER ASSETS (-6.6%)				(2,514,706)		(4,942,940)		-7,457,646

	NET ASSETS (4) (100%)				80,454,573		31,951,246		112,405,819

(1)	Adjustable rate security. The rate shown is as of August 31, 2012.
(2)	A portion or all of the security was held on loan. As of August 31, 2012, the market value of the securities on loan was $1,587,666.
(3)	A portion or all of the security was held on loan. As of August 31, 2012, the market value of the securities on loan was $5,527,225.
(4)	Pursuant to Rule 144A under the Securities Act of 1933, this security can only be sold to qualified institutional investors.
(5)	Step Bond - The rate shown is as of August 31, 2012 and will reset at a future date.
REIT	Real Estate Investment Trust.
TBA	To Be Announced
(6)	For federal income tax purposes, the aggregate cost was $79,172,573 & $35,534,999 respectively
	Gross Unrealized Appreciation				$3,797,192		$1,572,387		$5,369,579
	Gross Unrealized Depreciation				-486		-213,200		-213,686
	Net Unrealized Appreciation				$3,796,706		$1,359,187		5,155,893

	Valuation Inputs

	Level 1 - Quotes Prices
	Common Stock				$-		$159,610		$159,610
	Convertible Preferred Stock						363,654		363,654
	Level 2 - Other significant Observable Inputs								-
	U.S.Government Agency Obligations				55,241,170				55,241,170
	U.S. Treasury Oblivations				23,621,444				23,621,444
	Corporate Bonds & Notes						28,609,877		28,609,877
	Convertible Corporate Bonds & Notes						452,490		452,490
	Short-Term Investments				4,106,665		7,308,555		11,415,220
	Level 3 - Significant Unobservable Inputs				-		-		-
	Total				$82,969,279		$36,894,186		$119,863,465

Pro Forma Statement of Assets and Liabilities
Statement of Assets and Liabilities
at August 31, 2012 (unaudited)

	Value Line U.S. Government		Value Line Core			Value Line Core Bond Fund, Inc.
	Securities Fund, Inc.		Bond Fund, Inc.	Adjustments		Portfolios Combined
Assets
Investment in Securities, at value	$80,469,279	(a)	$35,194,186 (b)			$115,663,465	©
Repurchase Agreement	2,500,000		1,700,000			4,200,000
Cash	80,203		180,833			261,036
Dividends Receivable	-		1,100			1,100
Interest Receivable	357,506		581,912			939,418
Receivable for capital shares sold	397		15,626			16,023
Receivable for securities lending income	1,455		3,825			5,280
Pre-paid Expenses	5,249		10,620			15,869
Total Asset	83,414,089		37,688,102			121,102,191

Liabilities
Payable upon return of securities on loan	1,615,968		5,641,028			7,256,996
Payable for securities purchased	1,265,941		-			1,265,941
Dividends Payable to shareholders	-		31,913			31,913
Payable for capital shares redeemed	7,068		17,486			24,554
Accrued Expenses:						-
Advisory Fee:	34,037		14,956			48,993
12B-1:	-		4,089			4,089
Other	36,502		27,384			63,886
Total Liabilities	2,959,516		5,736,856			8,696,372
Net Assets	80,454,573		31,951,246			112,405,819

Composition of Net Assets
Capital Stock at $1.00 and $0.01 par value (authorized
100,000,000 and unlimited) respectively	6,592,250		63,948			6,656,198
Additional paid-in-capital	68,760,630		31,827,285			100,587,915
Undistributed net investment income	29,047		-			29,047
Distributions in excess of net investment
income	-		(34,183)			(34,183)
Accumulated net realized gain/loss on
investments	1,267,050		(1,264,991)			2,059
Net Unrealized appreciation of investments	3,805,596		1,359,187			5,164,783
Net Assets	80,454,573		31,951,246			112,405,819

Net Assets applicable to outstanding shares	80,454,573		31,951,246			112,405,819
Shares of capital stock outstanding	6,592,250		6,394,674	9,509,806	(d)	22,496,730
Net Asset Value per share outstanding	12.20		5.00			5.00

(a) Identified Cost $76,663,683, securities on loan, at value $1,587,666
(b) Identified Cost $28,226,444, securities on loan, at value $5,527,225
(c) Identified Cost $104,890,127, securities on loan, at value $7,114,891
(d) Reflects share adjustment, net of retired shares of Value Line US Govt Securities Fund, Inc.
(Calculation: Net Assets/NAV per share)

Pro Forma Statement of Operations
For the Year Ended August 31, 2012 (unaudited)
Statement of Operations for the
Year Ended August 31, 2012

	Value Line U.S. Government	Value Line Core			Value Line Core Bond Fund, Inc.
	Securities Fund, Inc.	Bond Fund, Inc.	Adjustments		Portfolios Combined
Investment Income
Interest	$2,271,591	$2,226,615			4,498,206
Dividends	-	31,797			31,797
Securities lending Income	1,601	9,076	-		10,677
	2,273,192	2,267,488	-		4,540,680

Expenses:
Advisory fee	404,497	237,301	(79,281	)(a)	562,517
Service & Distribution plan fees	202,248	79,100			281,348
Auditing and legal fees	75,992	46,085	(60,000	)(b)	62,077
Printing and postage	48,248	36,357	(26,000	)(b)	58,605
Custodian fees	46,137	26,296	(24,000	)(b)	48,433
Transfer agent fees	51,390	32,341	(28,000	)(b)	55,731
Directors'/Trustes' fee expenses	17,542	6,832			24,374
Insurance	10,572	4,025	(4,000	)(b)	10,597
Regeistration and filing fees	37,466	28,291	(35,000	)(b)	30,757
Other	14,496	6,727	(2,800	)(b)	18,423
Total Expenses before Fees Waived	908,588	503,355	(259,081)		1,152,862
Less: Advisory Fees Waived	-	(63,280)	(49,223	)(a)	(112,504)
Less: Service and Distribution Plan Fees Waived	(202,248)	(31,640)	177,636	(a)	(56,252)
Less: Custody Credits	(120)	(117)			(237)
Net Expenses	706,220	408,317	(130,668)		983,869

Net Investment Income	1,566,972	1,859,171	(3,836)		3,556,811

Net Realized and Unrealized Gain/(Loss)
on Investments
Net Realized Gain/(loss)	1,984,985	882,386			2,867,371
Change in Net unrealized appreciation/
(Depreciation)	(904,927)	674,553			(230,374)
Net Realized Gain and Change in Net Unrealized
unrealized Appreciation/(Depreciation)
on Investments	1,080,058	1,556,939			2,636,997

Net Increase/(Decrease) in Net Assets from Operations	$2,647,030	$3,416,110			$6,193,808

(a) Reflects adjustment in expenses due to management/12b-1 fee rate of surviving fund
(b) Reflects adjustment in expenses based on estimated economies of scale.

Pro Forma Notes to the Financial Statements
At August 31, 2012

Note 1 – Basis of Combination:
At meetings on December 13, 2012, a form of Agreement and Plan of Reorganization (the “Plan”) has been approved by the Board of Directors, which sets forth the terms and conditions of the proposed reorganization of Value Line U.S. Government Securities Fund, Inc. (the “Acquired Fund”) into Value Line Core Bond Fund, Inc. (the “Acquiring Fund” and, together with the Acquired Fund, the “Funds”), including:  (i) the proposed transfer of all the assets of the Acquired Fund into the Acquiring Fund, in exchange solely for shares of the Acquiring Fund, and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund; and (ii) the distribution of shares of the Acquiring Fund to the shareholders of the Acquired Fund in exchange for their shares of the Acquired Fund in liquidation of the Acquired Fund and the subsequent dissolution of the Acquired Fund, all as set forth in the Plan (the “Reorganization”). The Reorganization is subject to the approval of the shareholders of the Value Line U.S. Government Securities Fund.

The Reorganization will be accounted for as a tax-free reorganization. The unaudited pro forma combined financial statements are presented for the information of the reader and may not necessarily be representative of what the actual combined financial statements would have been had the Reorganization occurred at August 31, 2012. The unaudited pro forma schedule of investments and statement of assets and liabilities reflect the financial position of the Funds at August 31, 2012. The unaudited pro forma statement of operations reflects the results of operations of the Funds for the year ended August 31, 2012 as if the merger occurred as of September 1, 2011. These statements have been derived from the Fund’s respective books and records utilized in calculating daily net asset value at the date indicated above for the Funds under generally accepted accounting principles in the United States. The historical cost of investment securities will be carried forward to the surviving entity, which is the Value Core Bond Fund, Inc.

The unaudited pro forma portfolio of investments, statement of assets and liabilities and statement of operations should be read in conjunction with the historical financial statements of each Portfolio that are incorporated by reference in the Statement of Additional Information.

Note 2 – Security Valuation:
The investments are valued each business day at market value using prices supplied by an independent pricing service (the “Service”). Investments for which quoted bid prices are readily available and are representative of the bid side of the market are valued at quotations obtained by the Service from dealers in such securities. Other investments (which constitute a majority of the portfolio securities) are valued by the Service, based on methods that include consideration of yields or prices of municipal securities of comparable quality, coupon, maturity, and type; indications as to values from dealers; and general market conditions. Short-term instruments maturing within 60 days are valued at amortized cost, which approximates market value. Other assets and securities for which no quotations are readily available will be valued in good faith at their fair value using methods determined by the Board of Director.

Note 3 – Fair Value Measurements
The Funds follows fair valuation accounting standards (FASB ASC 820-10) which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

● Level 1 – Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date;

● Level 2 – Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active;

● Level 3 – Inputs that are unobservable. Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Funds follows the updated provisions surrounding fair value measurements and disclosures on transfers in and out of all levels of the fair value hierarchy on a gross basis and the reasons for the transfers as well as to disclosures about the valuation techniques and inputs used to measure fair value for investments that fall in either Level 2 or Level 3 fair value hierarchy.

Note 4 - Repurchase Agreements
In connection with transactions in repurchase agreements, the Funds’ custodian takes possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, it is the Funds’ policy to mark-to-market on a daily basis to ensure the adequacy of the collateral. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings. In April 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) related to the accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. The ASU modifies the criteria for determining effective control of transferred assets and as a result certain agreements may be accounted for as secured borrowings. The ASU is effective prospectively for new transfers and existing transactions that are modified in the first interim or annual period beginning on or after December 15, 2011. The Funds are evaluating the implications of this change.

Note 5 – Securities Lending
Under an agreement with State Street Bank & Trust (“State Street”), the Funds can lend its securities to brokers, dealers and other financial institutions approved by the Board of Directors. By lending its investment securities, the Funds attempt to increase its net investment income through receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest or dividends declared during the term of the loan would accrue to the account of the Fund. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Generally, in the event of a counter-party default, the Funds have the right to use the collateral to offset the losses incurred. The lending fees received and the Funds’ portion of the interest income earned on cash collateral is included in the Statement of Operations.

Upon entering into a securities lending transaction, the Fund receives cash or other securities as collateral in an amount equal to or exceeding 102% of the current market value of the loaned securities. Any cash received as collateral is invested by State Street Global Advisors, acting in its capacity as securities lending agent (the “Agent”), in The Value Line Funds collateral account, which is subsequently invested into joint repurchase agreements. A portion of the dividends received on the collateral is rebated to the borrower of the securities and the remainder is split between the Agent and the Fund.

The Funds enter into a joint repurchase agreement whereby its uninvested cash collateral from securities lending is deposited into a joint cash account with other funds managed by the investment adviser and is used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreements are allocated to the funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the fund to the seller, collateralized by securities which are delivered to the funds’ custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. The joint repurchase agreement held by the Funds at fiscal yearend has been entered into on August 31, 2012. As of August 31, 2012, the Funds loaned securities which were collateralized by cash. The value of the securities on loan and the value of the related collateral were as follows:

	Value Of	Value of	Total Collateral
	Securities Loaned	Collateral	(including Calc Mark)

Value Line U.S. Government Securities Fund, Inc.	1,587,666	1,615,968	1,619,713

Value Line Core Bond Fund, Inc.	5,527,225	5,641,028	5,642,320
Total	7,114,891	7,256,996	7,262,033

Note 6 – Capital Shares
The unaudited pro forma net asset value per share assumes retired shares of common stock in connection with the proposed acquisition of the acquired fund by the acquiring fund as of August 31, 2012. The number of retired shares was calculated by dividing the net asset value of each share acquired fund by the respective net asset value per share of the acquiring fund as of August 31, 2012, the number of outstanding shares of the acquiring fund was 6,592,250. If the Reorganization was effective on August 31, 2012, shareholders of the acquiring fund would have received 16,102,056 of the Value Line Core Bond Fund, Inc. in the Reorganization.

Note 7 – Unaudited Pro Forma Adjustments:
The accompanying unaudited pro forma financial statements reflect changes in portfolio shares as if the Reorganization had taken place on August 31, 2012. The acquiring fund’s expenses were adjusted assuming the acquired fund’s fee structure was in effect for the year ended August 31, 2012.

Note 8 – Use of Estimates:
In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amount of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Note 9 – Federal Income Taxes
It is the policy of the Funds to qualify as a regulated investment company by complying with the provisions available to regulated investment companies, as defined in applicable sections of the Internal Revenue Code, and to distribute all of its net investment income and capital gains to its shareholders. Therefore, no provision for federal income tax is require

PART C:  OTHER INFORMATION

ITEM 15.  INDEMNIFICATION

No change from the information set forth in Item 30 of Post-Effective Amendment No. 31 of the Acquiring Fund, filed October 5, 2012, which information is incorporated herein by reference.

ITEM 16.  EXHIBITS

(1) Declaration of Trust1 and form of amendment thereto dated November 15, 2012.6

(2) By-laws1 and amendments thereto dated September 16, 20105 and September 20, 2012.6

(3) Not applicable.

(4) Form of Agreement and Plan of Reorganization, filed herewith as Exhibit A to the Proxy Statement/Prospectus, included as Part A of this Registration Statement.

(5) Not applicable.

(6) Investment Advisory Agreement4 and Permanent Fee Waiver thereto, filed herewith as Exhibit 6.

(7) Distribution Agreement.4

(8) Not applicable.

(9) Custodian Agreement.1

(10) Service and Distribution Plan.2

(11) Legal Opinion.1

(12) Form of opinion as to tax matters and consent, filed herewith as Exhibit 12.

(13) (a) Administration Agreement with State Street Bank and Trust Company.3

(b) Fee Waiver Agreement of the Acquired Fund and Acquiring Fund, filed herewith as Exhibit 13(b).

(c) Amendment to Fee Waiver Agreement of the Acquiring Fund, filed herewith as Exhibit 13(c).

(14) Consent of Independent Registered Public Accounting Firm, filed herewith as Exhibit 14.

(15) Not Applicable.

(16) Powers of Attorney, filed herewith as Exhibit 16.

(17) (a) Code of Ethics of the Acquiring Fund.5

(b) Form of Proxy Card, filed herewith as Exhibit 17(b).

1    Filed as an exhibit to Post-Effective Amendment No. 14, filed March 23, 1999, and incorporated herein by reference.

2    Filed as an exhibit to Post-Effective Amendment No. 16 filed May 29, 2001, and incorporated herein by reference.

3    Filed as an exhibit to Post-Effective Amendment No. 23, filed May 31, 2007, and incorporated herein by reference.

4      Filed as an exhibit to Post-Effective Amendment No. 27, filed March 31, 2011, and incorporated herein by reference.

5    Filed as an exhibit to Post-Effective Amendment No. 29, filed May 30, 2012, and incorporated herein by reference.

6    Filed as an exhibit to Post-Effective Amendment No. 31, filed October 5, 2012, and incorporated herein by reference.

ITEM 17. UNDERTAKINGS.

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is part of this Registration  Statement by any person or party which is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering  prospectus will contain the information called for by the applicable registration form for the reoffering by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The undersigned Registrant agrees that it shall file a final executed version of the legal and consent opinion as to tax matters as an exhibit to a subsequent post-effective amendment to its registration statement on Form N-1A filed with the SEC within a reasonable time after the consummation of the reorganization contemplated by this Registration Statement on Form N-14.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement on Form N-14 has been signed on behalf of the Registrant, in New York City of New York State, on the 19th day of December, 2012.

VALUE LINE CORE BOND FUND (formerly Value Line Aggressive Income Trust)

By: /s/ Mitchell E. Appel
Mitchell E. Appel President, Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form N-14 has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
*
	Trustee	December 19, 2012
Joyce E. Heinzerling
*
	Trustee	December 19, 2012
Francis C. Oakley
*
	Trustee	December 19, 2012
David H. Porter
*
	Trustee	December 19, 2012
Paul Craig Roberts
*
	Trustee	December 19, 2012
Nancy-Beth Sheerr
*
	Trustee	December 19, 2012
Daniel S. Vandivort

/s/ Mitchell E. Appel	Trustee, President and Chief	December 19, 2012
Mitchell E. Appel	Executive Officer (Principal
Executive Officer)

/s/ Emily D. Washington	Treasurer, Secretary and	December 19, 2012
Emily D. Washington	Principal Financial and
Accounting Officer

*By:	/s/ Mitchell E. Appel
Mitchell E. Appel Attorney-in-Fact*

*  Pursuant to the powers of attorney filed as an exhibit to the Registration Statement on Form N-14, filed December 21, 2012.

Exhibit Index

The following exhibits are filed as part of this Registration Statement:

Exhibit No.      Description

(6)        Permanent Fee Waiver to Advisory Agreement of the Acquiring Fund

(12)      Form of Opinion as to Tax Matters and Consent

(13)(b) Fee Waiver Agreement of the Acquired Fund and Acquiring Fund

(13)(c) Amendment to Fee Waiver Agreement of the Acquiring Fund

(14)      Consent of Independent Registered Public Accounting Firm

(16)      Powers of Attorney

(17)(b)  Form of Proxy Card

C-4